UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22704

CAMBRIA ETF TRUST

(Exact name of registrant as specified in charter)

2321 Rosecrans Avenue

Suite 3225

El Segundo, CA 90245

(Address of principal executive offices) (Zip code)

Corporation Service Company 2711 Centerville Road

Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

With a Copy to:

W. John McGuire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, D.C. 20004

Registrant’s telephone number, including area code: 1-310-683-5500

Date of fiscal year end: April 30, 2021

Date of reporting period: April 30, 2021

Item 1. Reports to Stockholders.

Cambria Shareholder Yield ETF (SYLD)

Cambria Foreign Shareholder Yield ETF (FYLD)

Cambria Global Value ETF (GVAL)

Cambria Global Momentum ETF (GMOM)

Cambria Global Asset Allocation ETF (GAA)

Cambria Value and Momentum ETF (VAMO)

Cambria Global Tail Risk ETF (FAIL)

Cambria Emerging Shareholder Yield ETF (EYLD)

Cambria Tail Risk ETF (TAIL)

Cambria Trinity ETF (TRTY)

Cambria Cannabis ETF (TOKE)

Cambria Global Real Estate ETF (BLDG)

Annual Report

April 30, 2021

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be available on the Funds’ website (www.cambriafunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Cambria Investment Management

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at www.sec.gov.

A description of the policies and procedures that Cambria Investment Management L.P., the Funds’ investment advisor, uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (855)-383-4636; and (ii) on the Commission’s website at www.sec.gov.

Cambria ETF Trust	Shareholder Letter
April 30, 2021 (Unaudited)

Dear Shareholder:

We are pleased to present the following annual report for the Cambria ETF Trust.

SYLD

The Cambria Shareholder Yield ETF (“SYLD”) launched on May 13, 2013. For the three-month period ended April 30, 2021, SYLD posted a gain of 20.90%. For the 12-month period ended April 30, 2021, SYLD posted a gain of 113.92%. For the period since inception through April 30, 2021, SYLD gained 215.22%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for SYLD. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three-month, 12-month and since inception periods ended April 30, 2021.

	Vs Benchmark
	SYLD	S&P 500
Annualized Returns Since Inception	15.51%	14.80%
Cumulative Returns Since Inception	215.22%	200.16%
12 Months Ended 4/30/2021	113.92%	45.98%
3 Months Ended 4/30/2021	20.90%	12.98%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 113.92% (1 year), 19.30% (annualized five year), and 15.51% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows: 114.34% (1 year), 19.34% (annualized five year), and 15.52% (annualized since inception).

FYLD

The Cambria Foreign Shareholder Yield ETF (“FYLD”) launched on December 2, 2013. For the three-month period ended April 30, 2021, FYLD posted a gain of 13.61%. For the 12-month period ended April 30, 2021, FYLD posted a gain of 60.72%. For the period since inception through April 30, 2021, FYLD posted a gain of 46.99%.

We believe that the MSCI EAFE Index (MSCI EAFE) serves as a suitable benchmark for FYLD. The table below shows the performance of the Fund (NAV) vs. MSCI EAFE for the three-month, 12-month and since inception periods ended April 30, 2021.

	Vs Benchmark
	FYLD	MSCI EAFE
Annualized Returns Since Inception	5.34%	5.85%
Cumulative Returns Since Inception	46.99%	52.42%
12 Months Ended 4/30/2021	60.72%	40.45%
3 Months Ended 4/30/2021	13.61%	7.94%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 60.72% (1 year), 9.78% (annualized five year), and 5.34% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows: 64.50% (1 year), 10.21% (annualized five year), and 5.44% (annualized since inception).

GVAL

The Cambria Global Value ETF (“GVAL”) launched on March 11, 2014. For the three-month period ended April 30, 2021, GVAL posted a gain of 9.06%. For the 12-month period ended April 30, 2021, GVAL posted a gain of 43.20%. For the period since inception through April 30, 2021, the Fund posted a gain of 10.92%.

We believe that the MSCI ACWI Index (MSCI ACWI) serves as a suitable benchmark for GVAL. The table below shows the performance of the Fund (NAV) vs. MSCI ACWI for the three-month, 12-month and since inception periods ended April 30, 2021.

Annual Report | April 30, 2021	1

Cambria ETF Trust	Shareholder Letter
April 30, 2021 (Unaudited)

	Vs Benchmark
	GVAL	MSCI ACWI
Annualized Returns Since Inception	1.46%	10.56%
Cumulative Returns Since Inception	10.92%	104.67%
12 Months Ended 4/30/2021	43.20%	46.40%
3 Months Ended 4/30/2021	9.06%	9.77%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 43.20% (1 year), 6.61% (annualized five year), and 1.46% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows: 44.15% (1 year), 6.47% (annualized five year), and 1.44% (annualized since inception).

GMOM

The Cambria Global Momentum ETF (“GMOM”) launched on November 3, 2014. For the three-month period ended April 30, 2021, GMOM posted a gain of 12.80%. For the 12-month period ended April 30, 2021, GMOM posted a gain of 30.49%. For the period since inception through April 30, 2021, GMOM posted a gain of 34.85%.

We believe that a suitable benchmark for GMOM is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity-bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three-month, 12-month and since inception periods ended April 30, 2021.

	Vs Benchmark
	GMOM	SPBXMI
Annualized Returns Since Inception	4.72%	8.80%
Cumulative Returns Since Inception	34.85%	72.81%
12 Months Ended 4/30/2021	30.49%	18.11%
3 Months Ended 4/30/2021	12.80%	4.53%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 30.49% (1 year), 7.50% (annualized five year), and 4.72% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows: 30.17% (1 year), 7.50% (annualized five year), and 4.71% (annualized since inception).

GAA

The Cambria Global Asset Allocation ETF (“GAA”) launched on December 9, 2014. For the three-month period ended April 30, 2021, GAA posted a gain of 5.65%. For the 12-month period ended April 30, 2021, GAA posted a gain of 33.00%. For the period since inception through April 30, 2021, GAA posted a gain of 50.70%.

We believe that a suitable benchmark for GAA is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity-bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three-month, 12-month and since inception periods ended April 30, 2021.

	Vs Benchmark
	GAA	SPBXMI
Annualized Returns Since Inception	6.63%	8.64%
Cumulative Returns Since Inception	50.70%	69.76%
12 Months Ended 4/30/2021	33.00%	18.11%
3 Months Ended 4/30/2021	5.65%	4.53%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 33.00% (1 year), 8.56% (annualized five year), and 6.63% (annualized since inception). The Fund’s performance (Market Price) as April 30, 2021 is as follows: 35.78% (1 year), 8.71% (annualized five year), and 6.74% (annualized since inception).

2	www.cambriafunds.com

Cambria ETF Trust	Shareholder Letter
April 30, 2021 (Unaudited)

VAMO

The Cambria Value and Momentum ETF (“VAMO”) launched on September 8, 2015. For the three-month period ended April 30, 2021, VAMO posted a gain of 10.15%. For the 12-month period ended April 30, 2021, VAMO posted a gain of 41.05%. For the period since inception through April 30, 2021, VAMO posted a loss of 2.92%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for VAMO, as VAMO offers a diversified, value-oriented exposure to US equities with downside risk hedging. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three-month, 12-month and since inception periods ended April 30, 2021.

	Vs Benchmark
	VAMO	S&P 500
Annualized Returns Since Inception	-0.52%	16.54%
Cumulative Returns Since Inception	-2.92%	137.28%
12 Months Ended 4/30/2021	41.05%	45.98%
3 Months Ended 4/30/2021	10.15%	12.98%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 41.05% (1 year), 1.29% (annualized five year), and -0.52% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows 44.02% (1 year), 1.11% (annualized five year), and -0.68% (annualized since inception).

FAIL (formerly, SOVB)

The Cambria Sovereign Bond ETF (“SOVB”), which launched on February 22, 2016, changed its investment objective, investment strategy, name and ticker symbol on March 15, 2021. The Fund’s new name is Cambria Global Tail Risk ETF (“FAIL”). Whereas SOVB invested primarily in the sovereign and quasi-sovereign bonds of developed and emerging market countries, FAIL invests in a mix of developed and emerging market sovereign bonds and U.S. government bonds, while utilizing a put option strategy to manage the risk of a significant negative movement in the value of global ex- U.S. equities (i.e., global tail risk) over rolling one-month periods. As a result of this change in investment objective and principal investment strategy, the Fund's performance prior to March 15, 2021 reflects the investment objective and strategy of SOVB.

For the three-month period ended April 30, 2021, the Fund posted a loss of 9.35%. For the 12-month period ended April 30, 2021, the Fund posted a gain of 1.03%. For the period since inception through April 30, 2021, the Fund posted a gain of 14.60%.

We believe that a suitable benchmark for FAIL, given the Fund’s new investment objective and principal investment strategy, is the Bloomberg Barclays US Short Treasury Index (“Short Treasury”). Prior to March 15, 2021, the Fund’s appropriate broad-based securities market index was the FTSE World Government Bond Index (WGBI). The table below shows the performance of the Fund (NAV) vs. Short Treasury and WGBI for the three- month, 12-month and since inception periods ended April 30, 2021.

	Vs Benchmark
	Fund*	WGBI	Short Treasury
Annualized Returns Since Inception	2.66%	2.90%	1.26%
Cumulative Returns Since Inception	14.60%	16.00%	6.72%
12 Months Ended 4/30/2021	1.03%	5.49%	0.13%
3 Months Ended 4/30/2021	-9.35%	-3.80%	0.02%

*	The fund's objective and investment strategy changed on March 15, 2021. Any performance prior to March 15, 2021 was achieved under a different fund objective and investment strategy.

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 1.03% (1 year), 1.19% (annualized five year), and 2.66% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows: 3.43% (1 year), 0.83% (annualized five year), and 2.44% (annualized since inception).

Annual Report | April 30, 2021	3

Cambria ETF Trust	Shareholder Letter
April 30, 2021 (Unaudited)

EYLD

The Cambria Emerging Shareholder Yield ETF (“EYLD”) launched on July 13, 2016. For the three-month period ended April 30, 2021, EYLD posted a gain of 14.72%. For the 12-month period ended April 30, 2021, EYLD posted a gain of 63.04%. For the period since inception through April 30, 2021, EYLD posted a gain of 90.31%.

We believe that the MSCI Emerging Markets Index (MSCI EEM) serves as a suitable benchmark for EYLD. The table below shows the performance of the Fund (NAV) vs. MSCI EEM for the three-month, 12-month and since inception periods ended April 30, 2021.

	Vs Benchmark
	EYLD	MSCI EEM
Annualized Returns Since Inception	14.35%	12.78%
Cumulative Returns Since Inception	90.31%	78.03%
12 Months Ended 4/30/2021	63.04%	49.21%
3 Months Ended 4/30/2021	14.72%	2.50%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 63.04% (1 year) and 14.35% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows: 66.63% (1 year) and 14.45% (annualized since inception).

TAIL

The Cambria Tail Risk ETF (“TAIL”) launched on April 5, 2017. For the three-month period ended April 30, 2021, TAIL posted a loss of 8.64%. For the 12-month period ended April 30, 2021, TAIL posted a loss of 17.13%. For the period since inception through April 30, 2021, TAIL posted a loss of 21.70%.

We believe that a suitable benchmark for TAIL is the Bloomberg Barclays Short Treasury Index (“Short Treasury”). TAIL is not an aggressive hedging strategy, and as such, an index of short-term Treasuries which approximates a conservative money-market fund is a suitable benchmark. Short Treasury tracks the market for treasury bills issued by the US government. The table below shows the performance of the Fund (NAV) vs. Short Treasury for the three-month, 12-month and since inception periods ended April 30, 2021.

	Vs Benchmark
	TAIL	Short Treasury
Annualized Returns Since Inception	-5.84%	1.47%
Cumulative Returns Since Inception	-21.70%	6.14%
12 Months Ended 4/30/2021	-17.13%	0.13%
3 Months Ended 4/30/2021	-8.64%	0.02%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: -17.13% (1 year) and -5.84% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows: -17.22% (1 year) and -5.80% (annualized since inception).

TRTY

The Cambria Trinity ETF (“TRTY”) launched on September 7, 2018. For the three-month period ended April 30, 2021, TRTY posted a gain of 9.41%. For the 12-month period ended April 30, 2021, TRTY posted a gain of 30.81%. For the period since inception through April 30, 2021, TRTY posted a gain of 16.27%.

We believe that a suitable benchmark for TRTY is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity-bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three-month, 12-month and since inception periods ended April 30, 2021.

4	www.cambriafunds.com

Cambria ETF Trust	Shareholder Letter
April 30, 2021 (Unaudited)

	Vs Benchmark
	TRTY	SPBXMI
Annualized Returns Since Inception	5.89%	11.99%
Cumulative Returns Since Inception	16.27%	34.77%
12 Months Ended 4/30/2021	30.81%	18.11%
3 Months Ended 4/30/2021	9.41%	4.53%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 30.81% (1 year) and 5.89% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows 29.82% (1 year) and 5.90% (annualized since inception).

TOKE

The Cambria Cannabis ETF (“TOKE”) launched on July 24, 2019. For the three-month period ended April 30, 2021, TOKE posted a gain of 6.36%. For the 12-month period ended April 30, 2021, TOKE posted a gain of 73.84%. For the period since inception through April 30, 2021, TOKE posted a loss of 18.32%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for TOKE. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three-month and since inception periods ended April 30, 2021.

	Vs Benchmark
	TOKE	S&P 500
Annualized Returns Since Inception	-10.81%	22.37%
Cumulative Returns Since Inception	-18.32%	42.94%
12 Months Ended 4/30/2021	73.84%	45.98%
3 Months Ended 4/30/2021	6.36%	12.98%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 73.84% (1 year) and -10.81% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows: 74.09% (1 year) and -10.67% (annualized since inception).

BLDG

The Global Real Estate ETF (“BLDG”) launched on September 23, 2020. For the three-month period ended April 30, 2021, BLDG posted a gain of 9.13%. For the period since inception through April 30, 2021, BLDG posted a gain of 28.40%.

We believe that a suitable benchmark for BLDG is the FTSE EPRA/NAREIT Global REIT Index (ENXG). The table below shows the performance of the Fund (NAV) vs. ENXG for the three-month and since inception periods ended April 30, 2021.

	Vs Benchmark
	BLDG	ENXG
Cumulative Returns Since Inception	28.40%	35.56%
3 Months Ended 4/30/2021	9.13%	15.35%

The Fund’s performance (NAV) as of April 30, 2021 is as follows: 28.40% (cumulative since inception). The Fund’s performance (Market Price) as of April 30, 2021 is as follows: 28.32% (cumulative since inception).

Sincerely,

Mebane Faber

Annual Report | April 30, 2021	5

Cambria ETF Trust	Shareholder Letter
April 30, 2021 (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The information provided represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future events or investment advice.

Indices are unmanaged and do not include the effect of fees. One cannot invest directly in an index.

The S&P 500 Index is a diverse index that includes 500 American companies that represent over 70% of the total market capitalization of the U.S. stock market.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P Balanced Equity & Bond – Moderate Index is comprised of three multi-asset class indices, each with a particular risk level. The indices consist of U.S. Treasury Bonds and Equities with the following asset mix proportions: Conservative: 75% Treasuries/25% Equities, Moderate: 50% Treasuries/50% Equities, Growth: 25% Treasuries/75% Equities. The Moderate Index (SPBXMI) has long been used by academia and practitioners alike as a measurement for broad asset allocation strategies.

The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

The Bloomberg Barclays US Short Treasury Index is composed of zero-coupon Treasury Bills and fixed-rate Treasury bonds with a maturity between one and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the US Treasury Index, they become eligible for the Short Treasury Index. Maturity sub-indices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into sub-indices that only include bills or only include notes that have aged below 1-year.

MSCI Emerging Markets Index is a free-float weighted equity index that captures large- and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FTSE EPRA/NAREIT Global REIT Index measures the total return, stated in US dollar terms, of the size- and liquidity-screened stocks in both developed and emerging markets of the publicly traded real estate companies that qualify for REIT status under the tax law in the country of domicile.

6	www.cambriafunds.com

Manager’s Discussion and
Cambria Shareholder Yield ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Shareholder Yield ETF versus the S&P 500 Index

For the 12-month period ended April 30, 2021, SYLD outperformed the S&P 500 by 67.94%. During this period, the primary driver of outperformance was security selection in Consumer Discretionary, Materials, and Financials.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	3 Year	5 Year	Since Inception*
Cambria Shareholder Yield ETF - NAV	113.92%	20.83%	19.30%	15.51%
Cambria Shareholder Yield ETF - Market	114.34%	20.83%	19.34%	15.52%
S&P 500 Index	45.98%	18.67%	17.42%	14.80%

*	Fund inception date is May 13, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Annual Report | April 30, 2021	7

Manager’s Discussion and
Cambria Foreign Shareholder Yield ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Foreign Shareholder Yield ETF versus the MSCI EAFE Index

For the 12-month period ended April 30, 2021, FYLD outperformed the MSCI EAFE Total Return Index by 20.27%. During this period, an overweight allocation in the Canada and security selection in the UK, Hong Kong and Australia were the main drivers of outperformance.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	3 Year	5 Year	Since Inception*
Cambria Foreign Shareholder Yield ETF - NAV	60.72%	6.18%	9.78%	5.34%
Cambria Foreign Shareholder Yield ETF - Market	64.50%	6.37%	10.21%	5.44%
MSCI EAFE Index	40.45%	6.78%	9.39%	5.85%

*	Fund inception date is December 2, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

8	www.cambriafunds.com

Manager’s Discussion and
Cambria Global Value ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Value ETF versus the MSCI ACWI

For the 12-month period ended April 30, 2020, GVAL underperformed the MSCI ACWI Total Return Index by 3.20%. During this period, the primary driver for underperformance relative to the benchmark was the lack of US exposure. Overweight allocation to Turkey and Portugal also contributed to underperformance.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Value ETF - NAV	43.20%	-0.99%	6.61%	1.46%
Cambria Global Value ETF - Market	44.15%	-1.01%	6.47%	1.44%
MSCI ACWI	46.40%	13.91%	14.45%	10.56%

*	Fund inception date is March 11, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.65%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Annual Report | April 30, 2021	9

Manager’s Discussion and
Cambria Global Momentum ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Momentum ETF versus the S&P Balanced Equity & Bond – Moderate Index

For the 12-month period leading up to April 30, 2021, GMOM outperformed the S&P Balanced Equity & Bond – Moderate Index by 12.38%. US value, US tech, and emerging market exposure contributed to outperformance. Long Duration treasury exposure detracted from positive performance.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Momentum ETF - NAV	30.49%	4.77%	7.50%	4.72%
Cambria Global Momentum ETF - Market	30.17%	4.73%	7.50%	4.71%
S&P Balanced Equity & Bond – Moderate Index	18.11%	12.39%	10.04%	8.80%

*	Fund inception date is November 3, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.93%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

10	www.cambriafunds.com

Manager’s Discussion and
Cambria Global Asset Allocation ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Asset Allocation ETF versus the S&P Balanced Equity Bond – Moderate Index

For the 12-month period ended April 30, 2021, GAA outperformed the S&P Balanced Equity & Bond – Moderate Index by 14.89%. Factor exposure to US value and US momentum along with emerging market and foreign developed exposure contributed positively to performance. Long duration treasury exposure detracted from returns.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Asset Allocation ETF - NAV	33.00%	8.10%	8.56%	6.63%
Cambria Global Asset Allocation ETF - Market	35.78%	8.30%	8.71%	6.74%
S&P Balanced Equity & Bond – Moderate Index	18.11%	12.39%	10.04%	8.64%

*	Fund inception date is December 9, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.37%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

Annual Report | April 30, 2021	11

Manager’s Discussion and
Cambria Value and Momentum ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Value and Momentum ETF versus S&P 500 Index

For the 12-month period ended April 30, 2021, VAMO underperformed the S&P 500 by 4.93%. The primary driver of underperformance was the short hedge on the S&P 500, which returned 50.18% for the period. Underweight allocations and security selection in technology and communication services also detracted from performance.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	3 Year	5 Year	Since Inception*
Cambria Value and Momentum ETF - NAV	41.05%	-1.53%	1.29%	-0.52%
Cambria Value and Momentum ETF - Market	44.02%	-1.84%	1.11%	-0.68%
S&P 500 Index	45.98%	18.67%	17.42%	16.54%

*	Fund inception date is September 8, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.63%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

12	www.cambriafunds.com

Manager’s Discussion and
Cambria Global Tail Risk ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Tail Risk ETF versus the FTSE/Citi World Government Bond Index

The Cambria Sovereign Bond ETF was converted to the Cambria Global Tail Risk ETF on 3/15/2021. For the 12-month period ended April 30, 2021, the Fund underperformed the FTSE WGBI Index by 4.46%. Over the same period the Fund outperformed the Bloomberg Barclays US Short Treasury Total Return Index by 0.90%.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Tail Risk ETF - NAV	1.03%	-1.85%	1.19%	2.66%
Cambria Global Tail Risk ETF - Market	3.43%	-2.51%	0.83%	2.44%
Bloomberg Barclays US Short Treasury Index	0.13%	1.62%	1.28%	1.26%
FTSE/Citi World Government Bond Index	5.49%	2.17%	1.88%	2.90%

*	Fund inception date is February 22, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

The put options purchased by FAIL give the Fund with the right to sell the underlying asset (index or ETF) to the put seller at a specified price (strike price) within a specified time period.

Bloomberg Barclays US Short Treasury Index is composed of zero-coupon Treasury Bills and fixed-rate. Treasury bonds with a maturity between 1 and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the U.S. Treasury Index, they become eligible for the Short Treasury Index. Maturity subindices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into subindices that only include bills or only include notes that have aged below 1-year.

FTSE/Citi World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

Annual Report | April 30, 2021	13

Manager’s Discussion and
Cambria Emerging Shareholder Yield ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Emerging Shareholder Yield ETF versus the MSCI Emerging Markets Index

For the 12-month period ended April 30, 2021, EYLD outperformed MSCI EEM Total Return Index by 13.83%. During this period, Outperformance with primarily driven by security selection in South Africa, Turkey, and India. An overweight allocation in Greece relative to the benchmark detracted from outperformance.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	3 Year	Since Inception*
Cambria Emerging Shareholder Yield ETF - NAV	63.04%	8.48%	14.35%
Cambria Emerging Shareholder Yield ETF - Market	66.63%	8.56%	14.45%
MSCI Emerging Markets Index	49.21%	7.91%	12.78%

*	Fund inception date is July 13, 2016 and the Fund commenced operations on July 14, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.69%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI Emerging Markets Index is a free-float weighted equity index that captures large and mid-cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

14	www.cambriafunds.com

Manager’s Discussion and
Cambria Tail Risk ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Tail Risk ETF versus the Bloomberg Barclays US Short Treasury Index

For the 12-month period ended April 30, 2021, TAIL underperformed the Bloomberg Barclays US Short Treasury Total Return Index by 17.26%. The bearish hedge on the S&P 500 Index, which produced a total return of 50.18% during this period, was the primary driver of negative performance.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	3 Year	Since Inception*
Cambria Tail Risk ETF - NAV	-17.13%	-3.58%	-5.84%
Cambria Tail Risk ETF - Market	-17.22%	-3.56%	-5.80%
Bloomberg Barclays US Short Treasury Index	0.13%	1.62%	1.47%

*	Fund inception date is April 5, 2017.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Bloomberg Barclays US Short Treasury Index is composed of zero-coupon Treasury Bills and fixed-rate. Treasury bonds with a maturity between 1 and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the U.S. Treasury Index, they become eligible for the Short Treasury Index. Maturity subindices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into subindices that only include bills or only include notes that have aged below 1-year.

Annual Report | April 30, 2021	15

Manager’s Discussion and
Cambria Trinity ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Trinity ETF versus the S&P Balanced Equity Bond – Moderate Index

For the 12-month period ended April 30, 2021, TRTY outperformed the S&P Balanced Equity & Bond – Moderate Index by 12.70%. Factor exposure to US value and US momentum along with emerging market and foreign developed exposure contributed positively to performance. Long duration treasury exposure detracted from performance.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	Since Inception*
Cambria Trinity ETF - NAV	30.81%	5.89%
Cambria Trinity ETF - Market	29.82%	5.90%
S&P Balanced Equity & Bond – Moderate Index	18.11%	11.99%

*	Fund inception date is September 7, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.46%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

16	www.cambriafunds.com

Manager’s Discussion and
Cambria Cannabis ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Cannabis ETF versus the S&P 500 Index

For the 12-month period ended April 30, 2021, TOKE outperformed the S&P 500 Total Return Index by 27.86%. Outperformance of TOKE can be attributed to the general outperformance of marijuana and ancillary marijuana companies. As a thematic fund, we generally expect the Fund to outperform when the overall cannabis industry does well and vice versa.

Average Annual Total Return for the Periods Ended April 30, 2021

	1 Year	Since Inception
Cambria Cannabis ETF - NAV	73.84%	-10.81%
Cambria Cannabis ETF - Market	74.09%	-10.67%
S&P 500 Index	45.98%	22.37%

*	Fund inception date is July 24, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%; however, TOKE’s investment adviser has agreed to waive 17 basis points (0.17%) of its management fees for the Fund until at least August 31, 2021. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Annual Report | April 30, 2021	17

Manager’s Discussion and
Cambria Global Real Estate ETF	Analysis of Fund Performance
April 30, 2021 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Real Estate ETF versus the FTSE EPRA Nareit Global REITs Index

For the three-month period ended April 30, 2021, BLDG underperformed the FTSE EPRA/NAREIT Global REIT Total Return Index by 6.22%. During this period, the primary driver for underperformance relative to the benchmark was security selection in the United States. Security selection in Japan and an overweight allocation in Turkey also contributed to underperformance.

Average Annual Total Return for the Periods Ended April 30, 2021

	3 Month	Since Inception
Cambria Global Real Estate ETF - NAV	9.13%	28.40%
Cambria Global Real Estate ETF - Market	8.91%	28.32%
FTSE EPRA Nareit Global REITs Index	15.35%	35.56%

*	Fund inception date is September 23, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

FTSE EPRA/NAREIT Global REIT Index: measures the total return, stated in US dollar terms, of the size- and liquidity-screened stocks in both developed and emerging markets of the publicly traded real estate companies that qualify for REIT status under the tax law in the country of domicile.

18	www.cambriafunds.com

Cambria Shareholder Yield ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Shareholder Yield ETF
Financials	29.98%
Consumer Discretionary	18.55%
Materials	14.66%
Industrials	11.08%
Energy	8.83%
Information Technology	8.48%
Consumer Staples	2.86%
Health Care	2.84%
Communication Services	2.72%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (98.45%)
Communication Services (2.67%)
AMC Networks, Inc., Class A(a)(b)	55,091	$2,769,975
Discovery, Inc., Class C(a)	72,179	2,332,104
Fox Corp., Class B	64,169	2,334,468
News Corp., Class A	1	26
		7,436,573
Consumer Discretionary (18.26%)
AutoNation, Inc.(a)(b)	28,747	2,945,993
Brunswick Corp.	26,077	2,793,629
Buckle, Inc.(b)	78,676	3,299,671
Dillard’s, Inc., Class A(b)	26,433	2,614,488
Foot Locker, Inc.	39,605	2,335,903
Guess?, Inc.(b)	113,297	3,063,551
Haverty Furniture Cos., Inc.(b)	73,425	3,412,060
Penske Automotive Group, Inc.	33,019	2,895,436
Qurate Retail, Inc., Series A	239,321	2,847,920
Ralph Lauren Corp.(a)	21,983	2,930,114
Rent-A-Center, Inc., Class A	88,288	5,080,974
Smith & Wesson Brands, Inc.	164,383	2,860,264
Toll Brothers, Inc.	75,205	4,715,353
Travel + Leisure Co.	38,626	2,492,536
Tri Pointe Homes, Inc.(a)	116,590	2,777,174
Whirlpool Corp.	15,664	3,703,753
		50,768,819
Consumer Staples (2.82%)
Nu Skin Enterprises, Inc., Class A	58,562	3,095,587
Tyson Foods, Inc., Class A	31,239	2,419,461
	Shares	Value
Consumer Staples (continued)
Walgreens Boots Alliance, Inc.	43,788	$2,325,143
		7,840,191
Energy (8.69%)
Chevron Corp.	21,627	2,229,095
ConocoPhillips	70,666	3,613,859
CVR Energy, Inc.	129,317	2,753,159
Helmerich & Payne, Inc.(b)	94,251	2,415,653
HollyFrontier Corp.(b)	72,802	2,548,070
Murphy Oil Corp.(b)	201,763	3,415,847
Schlumberger NV	80,456	2,176,335
Valero Energy Corp.	36,757	2,718,548
World Fuel Services Corp.	74,315	2,298,563
		24,169,129
Financials (29.52%)
Aflac, Inc.	43,432	2,333,601
Allstate Corp.	20,114	2,550,455
Ally Financial, Inc.	50,018	2,573,426
Ameriprise Financial, Inc.	10,769	2,782,710
Assured Guaranty, Ltd.	53,489	2,719,916
BankUnited, Inc.	61,143	2,849,875
Boston Private Financial Holdings,
Inc.	205,056	3,018,424
Cathay General Bancorp	65,504	2,651,602
Citizens Financial Group, Inc.	49,395	2,286,001
Comerica, Inc.	37,647	2,829,548
Discover Financial Services	22,339	2,546,646
Federated Hermes, Inc.(b)	78,142	2,250,490
Hilltop Holdings, Inc.	79,477	2,797,590
Hope Bancorp, Inc.	177,288	2,661,093
Investors Bancorp, Inc.	182,361	2,669,765
JPMorgan Chase & Co.	14,240	2,190,254
Lincoln National Corp.	37,380	2,397,179
M&T Bank Corp.	13,706	2,161,299
MetLife, Inc.	37,202	2,367,163
PacWest Bancorp	69,064	2,998,068
PNC Financial Services Group, Inc.	12,460	2,329,397
SLM Corp.	141,510	2,782,087
Sterling Bancorp	116,590	2,929,907
Synchrony Financial	55,091	2,409,680
TCF Financial Corp.	57,583	2,621,178
Unum Group	80,456	2,273,686
US Bancorp	41,919	2,487,893
Voya Financial, Inc.	36,045	2,444,572
Waddell & Reed Financial, Inc., Class A(b)	91,403	2,283,247
Webster Financial Corp.	48,327	2,556,982

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	19

Cambria Shareholder Yield ETF	Schedule of Investments
April 30, 2021

	Shares	Value
Financials (continued)
Wells Fargo & Co.	57,672	$2,598,124
Zions Bancorp NA	48,772	2,721,478
		82,073,336
Health Care (2.80%)
Biogen, Inc.(a)	9,701	2,593,368
McKesson Corp.	11,926	2,236,841
Universal Health Services, Inc., Class B	19,847	2,945,493
		7,775,702
Industrials (10.91%)
Acuity Brands, Inc.	17,355	3,219,700
Boise Cascade Co.	41,652	2,779,021
Cummins, Inc.	9,879	2,489,903
Deluxe Corp.	65,415	2,879,568
Eaton Corp. PLC	19,224	2,747,686
ManpowerGroup, Inc.	22,339	2,700,562
MasTec, Inc.(a)(b)	30,260	3,157,934
MSC Industrial Direct Co., Inc., Class A(b)	25,098	2,262,836
nVent Electric PLC	81,079	2,468,856
Quanta Services, Inc.	31,239	3,018,937
Snap-on, Inc.	10,947	2,601,007
		30,326,010
Information Technology (8.35%)
Apple, Inc.	29,192	3,837,581
Arrow Electronics, Inc.(a)	20,915	2,385,774
Hewlett Packard Enterprise Co.	147,651	2,365,369
HP, Inc.	85,974	2,932,573
Intel Corp.	35,155	2,022,467
Juniper Networks, Inc.	89,267	2,266,489
Sanmina Corp.(a)(b)	60,965	2,489,811
Western Union Co.	89,712	2,310,981
Xerox Holdings Corp.	107,423	2,593,191
		23,204,236
Materials (14.43%)
Cabot Corp.	51,353	2,818,253
Domtar Corp.(a)	72,980	2,876,872
DuPont de Nemours, Inc.	37,202	2,868,646
Element Solutions, Inc.	141,688	3,100,133
Huntsman Corp.	83,838	2,403,635
International Paper Co.	43,165	2,503,570
Louisiana-Pacific Corp.	63,457	4,180,547
LyondellBasell Industries NV, Class A	25,365	2,631,365
Nucor Corp.	35,600	2,928,456
	Shares	Value
Materials (continued)
Olin Corp.	83,927	$3,611,379
Reliance Steel & Aluminum Co.	15,753	2,525,363
Schweitzer-Mauduit International, Inc.	45,950	2,098,537
Steel Dynamics, Inc.	54,112	2,933,953
Worthington Industries, Inc.	40,406	2,636,896
		40,117,605
Total Common Stocks
(Cost $239,592,785)		273,711,601

	Shares	Value
Short-Term Investment (4.80%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(c)(d)	13,344,763	$13,344,763

Total Short-Term Investment
(Cost $13,344,763)		13,344,763

Total Investments (103.25%)
(Cost $252,937,548)		$287,056,364

Liabilities Less Other Assets (-3.25%)		(9,033,196)

Net Assets (100.00%)		$278,023,168

Percentages based on Net Assets.

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $12,797,790.
(c)	Rate shown is the 7-day effective yield as of April 30, 2021.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021 was $13,344,763.

Investment Abbreviations:

PLC - Public Limited Company

The accompanying notes are an integral part of the financial statements.

20	www.cambriafunds.com

Cambria Shareholder Yield ETF	Schedule of Investments
April 30, 2021

As of April 30, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	21

Cambria Foreign Shareholder Yield ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Foreign Shareholder Yield ETF
Materials	22.64%
Financials	21.32%
Industrials	11.04%
Consumer Discretionary	10.68%
Energy	9.92%
Communication Services	8.98%
Information Technology	5.27%
Consumer Staples	3.60%
Utilities	3.37%
Real Estate	1.94%
Other	1.24%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (98.42%)
Australia (5.37%)
AGL Energy, Ltd.	18,832	$129,550
Alumina, Ltd.	118,440	157,846
Bendigo & Adelaide Bank, Ltd.	39,050	310,749
BHP Group, Ltd.	10,736	394,502
Fortescue Metals Group, Ltd.	26,092	454,059
Worley, Ltd.	22,418	187,549
		1,634,255
Belgium (3.24%)
Ageas SA	6,440	389,914
Euronav NV	28,006	241,214
Solvay SA	2,794	355,393
		986,521
Canada (17.51%)
ARC Resources, Ltd.	75,565	475,219
Canadian Natural Resources, Ltd.	8,800	267,118
Canadian Tire Corp., Ltd., Class A	2,200	350,668
Canadian Western Bank(a)	8,800	241,988
Corus Entertainment, Inc., Class B	61,600	294,682
Crescent Point Energy Corp.	101,200	399,317
Finning International, Inc.	11,000	286,287
Great-West Lifeco, Inc.	7,711	223,585
Imperial Oil, Ltd.	11,000	317,699
Labrador Iron Ore Royalty Corp.	12,860	439,635
Mullen Group, Ltd.	28,600	313,422
Sun Life Financial, Inc.	4,400	237,371
	Shares	Value
Canada (continued)
Suncor Energy, Inc.	8,800	$188,221
Teck Resources, Ltd	17,600	372,433
Tourmaline Oil Corp.	19,800	427,203
TransAlta Corp.(a)	28,600	281,079
Transcontinental, Inc., Class A	11,000	208,339
		5,324,266
Denmark (1.14%)
Scandinavian Tobacco Group A/S, Class A(b)(c)	19,030	346,425
Finland (4.26%)
Nokian Renkaat Oyj	9,790	364,637
Sampo Oyj(d)	6,138	291,562
Stora Enso Oyj	21,252	407,439
UPM-Kymmene Oyj	5,918	231,592
		1,295,230
France (4.62%)
AXA SA	10,890	308,003
Metropole Television SA(d)	12,980	288,385
Nexity SA	5,786	313,588
Rexel SA	25,102	494,030
		1,404,006
Germany (3.75%)
DWS Group GmbH & Co. KGaA(b)(c)	4,906	214,697
Evonik Industries AG	8,206	287,289
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,591	460,313
United Internet AG	4,246	178,718
		1,141,017
Great Britain (13.25%)
Aviva PLC	55,814	308,558
Barratt Developments PLC	39,358	419,621
Berkeley Group Holdings PLC	3,124	199,626
Direct Line Insurance Group PLC	49,378	194,419
Inchcape PLC(d)	35,662	384,895
Legal & General Group PLC	66,844	251,465
Man Group PLC	151,272	351,288
Mondi PLC	11,506	312,244
Quilter PLC(b)(c)	101,310	228,759
Rio Tinto PLC	5,990	502,634
Standard Life Aberdeen PLC	64,614	247,626
Tate & Lyle PLC	28,798	318,170
WPP PLC	23,144	311,830
		4,031,135

The accompanying notes are an integral part of the financial statements.

22	www.cambriafunds.com

Cambria Foreign Shareholder Yield ETF	Schedule of Investments
April 30, 2021

	Shares	Value
Hong Kong (10.63%)
China Resources Cement Holdings, Ltd.	143,000	$155,928
China Resources Power Holdings Co., Ltd.	151,800	199,332
Kingboard Holdings, Ltd.	55,000	325,706
Kingboard Laminates Holdings, Ltd.	171,600	429,014
Kunlun Energy Co., Ltd.	371,800	399,190
Lee & Man Paper Manufacturing, Ltd.	308,000	268,438
New World Development Co., Ltd.	50,600	267,730
Nine Dragons Paper Holdings, Ltd.	198,000	272,233
Shougang Fushan Resources Group, Ltd.	1,628,000	425,456
VTech Holdings, Ltd.	26,400	242,155
Yue Yuen Industrial Holdings, Ltd.	99,000	248,528
		3,233,710
Italy (2.50%)
Anima Holding SpA(b)(c)	55,022	284,646
Eni SpA	20,856	248,987
UnipolSai Assicurazioni SpA	73,172	227,494
		761,127
Japan (14.56%)
Amada Co., Ltd.	22,000	238,137
Bridgestone Corp.	6,600	264,326
Concordia Financial Group, Ltd.	66,000	247,598
GungHo Online Entertainment, Inc.	13,200	251,705
Japan Tobacco, Inc.	11,000	205,728
KDDI Corp.	13,200	399,297
Mixi, Inc.	11,000	282,121
Nikon Corp.	19,800	186,242
Nippon Carbon Co., Ltd.	6,600	276,887
Nippon Express Co., Ltd.	4,400	336,170
Nippon Light Metal Holdings Co., Ltd.	12,980	252,973
Nitto Denko Corp.	4,400	364,754
NSK, Ltd.	30,800	283,510
Ube Industries, Ltd.	13,200	266,802
Ushio, Inc.	19,800	262,515
Yamato Holdings Co., Ltd.	11,000	310,504
		4,429,269
Luxembourg (1.98%)
APERAM SA	6,226	322,539
RTL Group SA(d)	4,752	279,486
		602,025
	Shares	Value
Netherlands (4.80%)
Aegon NV	62,546	$290,709
ASR Nederland NV	6,813	298,233
Boskalis Westminster(d)	9,174	292,723
Koninklijke Ahold Delhaize NV	7,678	206,680
NN Group NV	7,436	371,634
		1,459,979
Norway (1.46%)
Telenor ASA	11,113	198,189
Yara International ASA	4,686	244,715
		442,904
Singapore (1.91%)
UMS Holdings, Ltd.	352,000	380,898
Venture Corp., Ltd.	13,200	199,872
		580,770
Spain (0.72%)
Repsol SA	18,414	220,011

Sweden (2.29%)
Betsson AB	52,888	482,302
Telia Co. AB	51,441	212,921
		695,223
Switzerland (4.43%)
Ferrexpo PLC	53,416	323,702
LafargeHolcim, Ltd.	5,390	332,282
Swatch Group AG	4,928	295,437
Zurich Insurance Group AG	968	397,164
		1,348,585
Total Common Stocks
(Cost $24,434,533)		29,936,458

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	23

Cambria Foreign Shareholder Yield ETF	Schedule of Investments
April 30, 2021

	Shares	Value
Short-Term Investment (1.15%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(e)(f)	349,369	$349,369

Total Short-Term Investment
(Cost $349,369)		349,369

Total Investments (99.57%)
(Cost $24,783,902)		$30,285,827

Other Assets Less Liabilities (0.43%)		129,723

Net Assets (100.00%)		$30,415,550

Percentages based on Net Assets.

(a)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $330,339.
(b)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $1,074,527, which represented approximately 3.53% of net assets.
(c)	Securities exempt from registration under the Securities Act, and may be deemed to be "restricted securities" under the Securities Act. As of April 30, 2021, the aggregate market value of those securities was $1,074,527 representing 3.53% of the Fund's net assets.
(d)	Non-income producing security.
(e)	Rate shown is the 7-day effective yield as of April 30, 2021.
(f)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021 was $349,369.

Investment Abbreviations:

PLC - Public Limited Company

SpA - Italian Public Limited Company

GmbH - German Company with limited liability

As of April 30, 2021, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

24	www.cambriafunds.com

Cambria Global Value ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Global Value ETF
Financials	25.51%
Materials	19.07%
Utilities	16.79%
Energy	7.84%
Other	7.82%
Consumer Staples	7.58%
Industrials	6.09%
Consumer Discretionary	4.00%
Real Estate	2.67%
Communication Services	2.63%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (90.42%)
Austria (8.90%)
BAWAG Group AG(a)(b)	34,561	$1,867,309
Erste Group Bank AG(c)	21,594	768,460
Erste Group Bank AG(c)(d)	27,840	988,529
IMMOFINANZ AG(c)	51,146	1,064,402
Raiffeisen Bank International AG	54,356	1,188,713
UNIQA Insurance Group AG	129,898	1,043,219
Voestalpine AG	43,442	1,885,444
Wienerberger AG	54,142	2,123,318
		10,929,394
Chile (8.30%)
Banco de Credito e Inversiones SA	27,991	1,299,851
CAP SA	200,197	3,568,860
Cencosud SA	780,244	1,619,813
Cia Cervecerias Unidas SA	125,939	1,158,866
Colbun SA	6,399,242	1,098,459
Empresa Nacional de Telecomunicaciones SA	176,978	993,794
Latam Airlines Group SA(c)	250,594	456,600
		10,196,243

Czech Republic (8.21%)
CEZ AS	128,186	3,572,483
Komercni banka as(c)	63,772	1,934,421
Moneta Money Bank AS(a)(b)(c)	784,738	2,918,469
Philip Morris CR AS	2,461	1,663,476
		10,088,849

	Shares	Value
Great Britain (8.22%)
Aviva PLC	183,719	$1,015,657
Barratt Developments PLC	96,407	1,027,858
Direct Line Insurance Group PLC	246,956	972,354
J Sainsbury PLC	294,678	967,352
Kingfisher PLC(c)	208,115	1,026,937
Legal & General Group PLC	270,924	1,019,206
M&G PLC	342,721	1,028,509
Persimmon PLC	23,540	1,018,206
Phoenix Group Holdings PLC	100,152	983,968
RSA Insurance Group PLC	109,996	1,036,629
		10,096,676
Greece (8.58%)
FF Group(c)(e)(f)	25,407	0
Hellenic Petroleum SA	133,429	927,203
Hellenic Telecommunications Organization SA	90,950	1,542,860
JUMBO SA	51,639	965,395
Karelia Tobacco Co. Inc SA(f)	4,564	1,679,051
Motor Oil Hellas Corinth Refineries SA	98,868	1,527,410
Mytilineos SA	88,596	1,649,917
Public Power Corp. SA(c)	198,913	2,251,543
		10,543,379

Poland (10.28%)
Alior Bank SA(c)(d)	203,942	1,511,199
Bank Polska Kasa Opieki SA(c)	38,413	810,763
Eurocash SA(c)	139,207	537,784
Grupa Lotos SA	62,091	782,973
Jastrzebska Spolka Weglowa SA(c)	225,877	1,804,777
KGHM Polska Miedz SA(c)	41,195	2,113,957
PGE Polska Grupa Energetyczna SA(c)	451,219	1,201,759
Polski Koncern Naftowy ORLEN SA	42,907	754,906
Powszechna Kasa Oszczednosci Bank Polski SA(c)	111,173	1,033,983
Santander Bank Polska SA(c)	11,021	652,158
Tauron Polska Energia SA(c)	1,605,453	1,430,099
		12,634,358
Portugal (7.44%)
Altri SGPS SA	54,705	427,501
Corticeira Amorim SGPS SA	138,719	1,691,105
Energias de Portugal SA	346,286	1,924,251
Galp Energia SGPS SA	97,106	1,121,931
Jeronimo Martins SGPS SA	31,938	583,260
Mota-Engil SGPS SA(c)	189,390	318,090

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	25

Cambria Global Value ETF	Schedule of Investments
April 30, 2021

	Shares	Value

Portugal (continued)
Navigator Co. SA	260,331	$878,234
NOS SGPS SA	161,035	610,631
REN - Redes Energeticas Nacionais SGPS SA	79,435	232,546
Semapa-Sociedade de Investimento e Gestao	92,983	1,350,415
		9,137,964
Russia (8.30%)
Alrosa PJSC	1,299,408	1,877,906
Gazprom Neft PJSC	344,540	1,654,727
Gazprom PJSC	383,809	1,174,277
Rosneft Oil Co. PJSC	203,728	1,423,651
Sberbank of Russia PJSC	295,907	1,171,392
Severstal PAO	85,386	2,014,318
Unipro PJSC	23,068,772	880,943
		10,197,214

Singapore (7.56%)
CapitaLand, Ltd.	417,300	1,166,527
City Developments, Ltd.	160,500	951,603
ComfortDelGro Corp., Ltd.	577,800	746,809
Golden Agri-Resources, Ltd.	4,439,054	833,938
Jardine Cycle & Carriage, Ltd.	42,800	745,522
Oversea-Chinese Banking Corp., Ltd.	128,400	1,177,141
SATS, Ltd.(c)	288,900	881,408
Sembcorp Industries, Ltd.	481,500	767,071
Sembcorp Marine, Ltd.(c)	2,364,647	373,155
Singapore Airlines, Ltd.(c)	149,800	569,595
United Overseas Bank, Ltd.	53,500	1,068,995
		9,281,764

Spain (8.20%)
Acciona SA	6,866	1,194,453
Banco Bilbao Vizcaya Argentaria SA	111,007	623,319
Banco Santander SA	154,195	596,002
CaixaBank SA	221,854	711,356
Enagas SA	36,406	793,100
Endesa SA	43,026	1,130,779
Ferrovial SA	24,829	705,673
Iberdrola SA	164,067	2,216,109
Mapfre SA	340,309	732,562
Naturgy Energy Group SA	53,425	1,370,037
		10,073,390
Turkey (6.43%)
Akbank TAS	901,715	531,526
Eregli Demir ve Celik Fabrikalari TAS	647,870	1,490,013
Haci Omer Sabanci Holding AS	648,604	633,816

	Shares	Value
Turkey (continued)
KOC Holding AS	345,768	$764,730
Petkim Petrokimya Holding AS(c)	1,897,333	1,537,805
Turkiye Halk Bankasi AS(c)	933,904	483,944
Turkiye Is Bankasi AS, Class C	978,137	575,392
Turkiye Sise ve Cam Fabrikalari AS	892,382	809,517
Turkiye Vakiflar Bankasi TAO, Class D(c)	946,858	391,153
Yapi ve Kredi Bankasi AS	2,690,986	682,599
		7,900,495

Total Common Stocks (Cost $108,065,104)		111,079,726

Exchange Traded Funds (6.79%)
United States (6.79%)
Equity ETF (6.79%)
iShares® MSCI Colombia ETF(d)(g)	861,450	8,347,450

Total Exchange Traded Funds (Cost $6,913,520)		8,347,450

	Shares	Value
Short-Term Investment (2.54%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(h)(i)	3,116,243	$3,116,243

Total Short-Term Investment (Cost $3,116,243)		3,116,243

Total Investments (99.75%) (Cost $118,094,867)		$122,543,419

Other Assets Less Liabilities (0.25%)		307,150

Net Assets (100.00%)		$122,850,569
Percentages based on Net Assets.

The accompanying notes are an integral part of the financial statements.

26	www.cambriafunds.com

Cambria Global Value ETF	Schedule of Investments
April 30, 2021

(a)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $4,785,778, which represented approximately 3.90% of net assets.
(b)	Securities exempt from registration under the Securities Act, and may be deemed to be "restricted securities" under the Securities Act. As of April 30, 2021, the aggregate market value of those securities was $4,785,778 representing 3.90% of the Fund's net assets.
(c)	Non-income producing security.
(d)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $2,922,156.
(e)	Level 3 security in accordance with fair value hierarchy.
(f)	These securities are considered to be illiquid. The aggregate value of these securities at April 30, 2021 was $1,679,051, which represent 1.37% of the Fund's Net Assets.
(g)	Investment is deemed to be an affiliate by virtue of the Fund owning at least 5% of shares of the issuer.
(h)	Rate shown is the 7-day effective yield as of April 30, 2021.
(i)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021 was $3,116,243.

Investment Abbreviations:

ETF- Exchange Traded Fund

PJSC - Private Joint Stock Company
PLC - Public Limited Company

MSCI - Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	27

Cambria Global Value ETF	Schedule of Investments
April 30, 2021

Transactions with affiliated companies during the year ended April 30, 2021 are as follows:

Security Name	Value at April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)	Value at April 30, 2021	Shares at April 30, 2021	Dividend Income
iShares MSCI Colombia ETF	$7,524,000	$369,012	$(1,007,213)	$1,407,407	$54,244	$8,347,450	861,450	$286,130
	$7,524,000	$369,012	$(1,007,213)	$1,407,407	$54,244	$8,347,450		$286,130

Cambria Global Value ETF

		Level 2 -
	Level 1 -	Other	Level 3 -
	Quoted and	Significant	Significant
Investments in Securities at	Unadjusted	Observable	Unobservable
Value	Prices	Inputs	Inputs(1)	Total

Common Stocks
Austria	$10,929,394	–	$–	10,929,394
Chile	10,196,243	–	–	10,196,243
Czech Republic	10,088,849	–	–	10,088,849
Great Britain	10,096,676	–	–	10,096,676
Greece	10,543,379	–	–	10,543,379
Poland	12,634,358	–	–	12,634,358
Portugal	9,137,964	–	–	9,137,964
Russia	10,197,214	–	–	10,197,214
Singapore	9,281,764	–	–	9,281,764
Spain	10,073,390	–	–	10,073,390
Turkey	7,900,495	–	–	7,900,495

Exchange Traded Funds
United States	8,347,450	–	–	8,347,450
Short-Term Investment	3,116,243	–	–	3,116,243
Total	$122,543,419	$–	$–	$122,543,419

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

(1)	Included in Level 3 is one security with total value of $0. A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

The accompanying notes are an integral part of the financial statements.

28	www.cambriafunds.com

Cambria Global Momentum ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Global Momentum ETF
Exchange Traded Funds	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (99.07%)
United States (99.07%)
Equity ETF (99.07%)
iShares® Global Consumer Discretionary ETF(a)	23,609	$4,002,670
iShares® Global Materials ETF(a)	53,256	4,871,859
iShares® Global Tech ETF(a)	13,356	4,306,241
Cambria Emerging Shareholder Yield ETF(a)*	145,717	5,783,508
Cambria Foreign Shareholder Yield ETF(a)*	144,378	4,020,942
Cambria Global Value ETF*	155,220	3,553,933
Cambria Shareholder Yield ETF(a)*	165,160	10,330,758
Cambria Value and Momentum ETF*	168,000	3,875,793
Invesco DB Base Metals Fund(b)	211,746	4,275,152
Invesco DB Energy Fund(b)	279,090	3,887,724
Vanguard® FTSE Developed Markets ETF	78,456	3,970,658
Vanguard® Small-Cap ETF(a)	19,698	4,382,608
Vanguard® Small-Cap Value ETF(a)	26,670	4,593,907
		61,855,753
Total Exchange Traded Funds
(Cost $48,980,432)		61,855,753
	Shares	Value
Short-Term Investment (21.69%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(c)(d)	13,539,236	$13,539,236

Total Short-Term Investment
(Cost $13,539,236)		13,539,236

Total Investments (120.76%)
(Cost $62,519,668)		$75,394,989

Liabilities Less Other Assets (-20.76%)		(12,961,316)

Net Assets (100.00%)		$62,433,673

Percentages based on Net Assets.

*	Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor.
(a)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $13,073,757.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day effective yield as of April 30, 2021.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021 was $13,539,236.

Investment Abbreviations:

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	29

Cambria Global Momentum ETF	Schedule of Investments
April 30, 2021

Transactions with affiliated companies for the year ended April 30, 2021 are as follows:

Security Name	Value at April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)	Value at April 30, 2021	Share at April 30, 2021	Dividend Income
Cambria Emerging Shareholder Yield ETF	$–	$4,861,575	$(870,155)	$1,616,366	$175,722	$5,783,508	145,717	$46,017
Cambria Foreign Shareholder Yield ETF	–	3,893,175	(542,447)	614,343	55,871	4,020,942	144,378	63,766
Cambria Global Tail Risk ETF*	4,126,597	248,100	(4,939,791)	418,855	146,239	–	–	23,262
Cambria Global Value ETF	–	3,770,600	(335,924)	111,153	8,104	3,553,933	155,220	2,797
Cambria Shareholder Yield ETF	–	8,299,590	(1,952,367)	3,590,818	392,717	10,330,758	165,160	69,988
Cambria Tail Risk ETF	5,158,782	–	(4,911,879)	(307,693)	60,790	–	–	2,922
Cambria Value and Momentum ETF	–	4,101,253	(276,889)	47,957	3,472	3,875,793	168,000	3,712
	$9,285,379	$25,174,293	$(13,829,452)	$6,091,799	$842,915	$27,564,934		$212,464

*	Formerly known as Cambria Sovereign Bond ETF

As of April 30, 2021, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

30	www.cambriafunds.com

Cambria Global Asset Allocation ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Global Asset Allocation ETF
Exchange Traded Funds	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (98.93%)
United States (98.93%)
Equity ETF (59.79%)
Alpha Architect International Quantitative Momentum ETF	35,079	$1,228,642
Alpha Architect US Quantitative Momentum ETF(a)(b)	42,207	2,255,120
Cambria Emerging Shareholder Yield ETF(b)*	141,669	5,622,843
Cambria Foreign Shareholder Yield ETF*	85,173	2,372,077
Cambria Global Real Estate ETF*	120,054	3,801,330
Cambria Global Tail Risk ETF*	10,072	235,634
Cambria Global Value ETF*	118,800	2,720,057
Cambria Shareholder Yield ETF*	81,939	5,125,284
Cambria Value and Momentum ETF*	98,439	2,271,007
Graniteshares Gold Trust(a)(b)	26,697	469,333
Schwab US TIPS ETF	24,717	1,530,230
Vanguard® Intermediate-Term Government Bond ETF(b)	27,489	1,858,531
Vanguard® Long-Term Treasury ETF(b)	19,371	1,638,012
		31,128,100

Fixed Income ETF (29.49%)
iShares® Short Treasury Bond ETF	8,283	915,354
SPDR® FTSE International Government Inflation-Protected Bond ETF(b)	25,311	1,419,441
VanEck Vectors Emerging Markets High Yield Bond ETF(b)	77,550	1,843,363
VanEck Vectors International High Yield Bond ETF	38,709	997,531
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF(b)	67,584	2,102,538
Vanguard® Intermediate-Term Corporate Bond ETF	15,939	1,495,397
	Shares	Value
Fixed Income ETF (continued)
Vanguard® Short-Term Corporate Bond ETF	11,682	$966,452
Vanguard® Total Bond Market ETF	39,897	3,401,618
Vanguard® Total International Bond ETF(b)	38,808	2,210,892
		15,352,586
Multi-Asset ETF (9.65%)
Alpha Architect Value Momentum Trend ETF(a)	34,254	949,679
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	218,691	4,074,213
		5,023,892
Total Exchange Traded Funds
(Cost $44,718,984)		51,504,578

	Shares	Value
Short-Term Investment (11.02%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(c)(d)	5,739,125	$5,739,125

Total Short-Term Investment
(Cost $5,739,125)		5,739,125

Total Investments (109.95%)
(Cost $50,458,109)		$57,243,703

Liabilities Less Other Assets (-9.95%)		(5,182,609)

Net Assets (100.00%)		$52,061,094

Percentages based on Net Assets.

*	Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor.
(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $5,597,348.
(c)	Rate shown is the 7-day effective yield as of April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	31

Cambria Global Asset Allocation ETF	Schedule of Investments
April 30, 2021

(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021 was $5,739,125.

Investment Abbreviations:

ETF - Exchange Traded Funds

FTSE - Financial Times Stock Exchange
SPDR - Standard & Poor's Depository Receipt

Transactions with affiliated companies for the year ended April 30, 2021 are as follows:

Security Name	Value at April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)	Value at April 30, 2021	Share at April 30, 2021	Dividend Income
Cambria Emerging Shareholder Yield ETF	$4,325,986	$–	$(970,595)	$2,181,151	$86,301	$5,622,843	$141,669	$177,930
Cambria Foreign Shareholder Yield ETF	1,860,260	–	(413,564)	1,022,651	(97,270)	2,372,077	85,173	74,808
Cambria Global Real Estate ETF	–	3,248,869	(277,705)	800,074	30,092	3,801,330	120,054	49,295
Cambria Global Tail Risk ETF*	3,829,933	–	(4,017,057)	849,813	(427,055)	235,634	10,072	22,577
Cambria Global Value ETF	2,397,560	–	(512,962)	897,211	(61,752)	2,720,057	118,800	49,611
Cambria Shareholder Yield ETF	2,880,265	1,044,610	(1,712,091)	2,929,968	(17,468)	5,125,284	81,939	82,150
Cambria Value and Momentum ETF	1,030,966	909,250	(272,544)	571,560	31,775	2,271,007	98,439	15,479
	$16,324,970	$5,202,729	$(8,176,518)	$9,252,428	$(455,377)	$22,148,232		$471,850

Investments No Longer Affiliated as of April 30, 2021
Alpha Architect US Quantitative Momentum ETF**	$2,802,605	$–	$(1,979,226)	$545,747	$885,994	$2,255,120	$42,207	$–
	$19,127,575	$5,202,729	$(10,155,744)	$9,798,175	$430,617	$24,403,352		$471,850

*	Formerly known as Cambria Sovereign Bond ETF
**	Security no longer affiliated as the holding is less than 5% of Fund net assets.

As of April 30, 2021, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

32	www.cambriafunds.com

Cambria Value and Momentum ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Value and Momentum ETF
Consumer Discretionary	28.72%
Industrials	18.24%
Financials	15.41%
Energy	15.29%
Materials	8.12%
Information Technology	5.09%
Health Care	4.28%
Consumer Staples	3.51%
Communication Services	1.34%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (91.35%)
Communication Services (1.23%)
AMC Networks, Inc., Class A(a)(b)	2,224	$111,823
Liberty TripAdvisor Holdings, Inc.(a)	22,928	116,015
		227,838
Consumer Discretionary (26.23%)
Bed Bath & Beyond, Inc.(a)(b)	6,480	164,073
Big 5 Sporting Goods Corp.(b)	12,640	231,565
Big Lots, Inc.(b)	3,285	226,468
Buckle, Inc.(b)	4,640	194,602
Camping World Holdings, Inc., Class A(b)	3,971	172,897
Century Communities, Inc.(a)	2,352	173,907
Container Store Group, Inc.(a)	8,688	122,414
Cooper Tire & Rubber Co.	3,344	190,574
Dillard's, Inc., Class A(b)	1,536	151,926
Ethan Allen Interiors, Inc.	5,024	144,239
G-III Apparel Group, Ltd.(a)	4,528	147,115
Green Brick Partners, Inc.(a)	5,280	136,277
Group 1 Automotive, Inc.	912	149,714
Haverty Furniture Cos., Inc.	4,144	192,572
Hibbett Sports, Inc.(a)	2,844	225,956
Hovnanian Enterprises, Inc.(a)	1,392	184,565
Lumber Liquidators Holdings, Inc.(a)	5,536	132,698
MarineMax, Inc.(a)	2,704	153,587
Nautilus, Inc.(a)(b)	13,278	222,539
Overstock.com, Inc.(a)(b)	2,025	165,037
Qurate Retail, Inc., Series A	12,232	145,561
Rent-A-Center, Inc., Class A	7,012	403,541
	Shares	Value
Consumer Discretionary (continued)
Smith & Wesson Brands, Inc.	7,148	$124,375
TravelCenters of America, Inc.(a)(b)	4,656	127,993
Tupperware Brands Corp.(a)	5,600	136,472
Turtle Beach Corp.(a)	4,840	134,504
Vista Outdoor, Inc.(a)	5,944	193,834
VOXX International Corp.(a)(b)	7,120	121,396
		4,870,401
Consumer Staples (3.20%)
Nu Skin Enterprises, Inc., Class A	1,760	93,034
Rite Aid Corp.(a)(b)	8,320	145,766
United Natural Foods, Inc.(a)(b)	6,356	234,282
Weis Markets, Inc.(b)	2,351	121,899
		594,981
Energy (13.97%)
Alto Ingredients, Inc.(a)(b)	15,664	87,092
Antero Resources Corp.(a)	37,627	339,396
Bonanza Creek Energy, Inc.(a)	6,716	222,233
Centennial Resource Development, Inc., Class A(a)(b)	31,088	131,813
EQT Corp.(a)	6,352	121,323
Green Plains, Inc.(a)	6,192	184,522
Matador Resources Co.	10,778	283,569
Oil States International, Inc.(a)	22,144	124,228
Ovintiv, Inc.	10,603	253,730
Patterson-UTI Energy, Inc.	18,800	127,088
Range Resources Corp.(a)	18,378	180,472
Renewable Energy Group, Inc.(a)(b)	4,447	246,897
Solaris Oilfield Infrastructure, Inc.	10,544	115,351
Southwestern Energy Co.(a)	41,109	175,535
		2,593,249
Financials (14.08%)
Cadence BanCorp	6,032	134,212
CNO Financial Group, Inc.	5,556	141,845
Cowen, Inc.(b)	4,708	185,919
Customers Bancorp, Inc.(a)	4,416	152,440
Donnelley Financial Solutions, Inc.(a)	5,232	159,890
Green Dot Corp., Class A(a)	1,872	85,663
Hanmi Financial Corp.	7,120	144,536
Meta Financial Group, Inc.(b)	3,508	172,804
Morgan Stanley	1,849	152,635
Mr Cooper Group, Inc.(a)	8,402	289,701
Open Lending Corp.(a)	4,176	163,073
PennyMac Financial Services, Inc.	2,693	162,146
Silvergate Capital Corp.(a)	2,112	226,449

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	33

Cambria Value and Momentum ETF	Schedule of Investments
April 30, 2021

	Shares	Value
Financials (continued)
Stewart Information Services Corp.	2,128	$124,807
SuRo Capital Corp.	7,408	107,786
SVB Financial Group(a)	368	210,433
		2,614,339
Health Care (3.91%)
Fulgent Genetics, Inc.(a)(b)	1,264	97,353
Molina Healthcare, Inc.(a)	496	126,530
Owens & Minor, Inc.	8,677	313,153
United Therapeutics Corp.(a)	933	188,055
		725,091
Industrials (16.66%)
ArcBest Corp.	2,896	210,713
Astec Industries, Inc.	2,442	183,175
Atlas Air Worldwide Holdings, Inc.(a)	2,741	186,141
Boise Cascade Co.	3,328	222,044
Comfort Systems USA, Inc.	1,744	143,636
Infrastructure and Energy Alternatives, Inc.(a)(b)	8,464	111,556
Kornit Digital, Ltd.(a)	2,286	223,479
Marten Transport, Ltd.	6,748	112,827
MasTec, Inc.(a)	1,568	163,637
MYR Group, Inc.(a)	2,096	163,278
Primoris Services Corp.	4,352	142,136
Quanta Services, Inc.	3,060	295,718
Regal Beloit Corp.	912	131,720
Resideo Technologies, Inc.(a)	6,320	189,663
RR Donnelley & Sons Co.(a)	35,200	152,416
Tutor Perini Corp.(a)	7,904	127,254
Veritiv Corp.(a)	3,312	138,707
Yellow Corp.(a)	21,376	196,018
		3,094,118
Information Technology (4.65%)
Amkor Technology, Inc.	9,234	186,712
Aviat Networks, Inc.(a)(b)	4,128	133,788
SYNNEX Corp.	1,248	151,258
Ultra Clean Holdings, Inc.(a)	7,664	391,400
		863,158
Materials (7.42%)
Alcoa Corp.(a)	5,604	205,331
Hecla Mining Co.	36,634	216,507
Intrepid Potash, Inc.(a)	4,368	140,475
Louisiana-Pacific Corp.	2,672	176,032
Rayonier Advanced Materials, Inc.(a)	15,424	140,204
Resolute Forest Products, Inc.(a)	15,264	206,369
TimkenSteel Corp.(a)	13,856	166,549

	Shares	Value
Materials (continued)
Worthington Industries, Inc.	1,936	$126,343
		1,377,810
Total Common Stocks
(Cost $12,732,143)		16,960,985

	Shares	Value
Short-Term Investment (11.79%)
Fidelity Investments Money Market
Treasury Portfolio Institutional
Class, 0.01%(c)(d)	2,188,217	$2,188,217

Total Short-Term Investment
(Cost $2,188,217)		2,188,217

Total Investments (103.14%)
(Cost $14,920,360)		$19,149,202

Liabilities Less Other Assets (-3.14%)		(582,558)

Net Assets (100.00%)		$18,566,644

Percentages based on Net Assets.

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $2,107,928.
(c)	Rate shown is the 7-day effective yield as of April 30, 2021.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021 was $2,188,217.

The accompanying notes are an integral part of the financial statements.

34	www.cambriafunds.com

Cambria Value and Momentum ETF	Schedule of Investments
April 30, 2021

The open futures contracts held by the Fund as of April 30, 2021 are as follows:

Type of	Number of Contracts	Expiration	Notional	Notional	Unrealized
Contract	Short	Date	Amount	Value	Depreciation
S&P® 500 Index E-MINI	32	Jun-2021	$(6,374,120)	$(6,679,040)	$(304,920)

For the year ended April 30, 2021, the monthly average notional value of the short equity futures contracts held was $(5,007,516) and the ending notional value of the futures contacts was $(6,679,040).

As of April 30, 2021, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	35

Cambria Global Tail Risk ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Global Tail Risk ETF
Exchange Traded Funds	76.35%
Sovereign Debt	15.32%
Purchased Options	8.33%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (67.88%)
United States (67.88%)
Fixed Income ETF (67.88%)
iShares® 7-10 Year Treasury Bond ETF(a)	13,177	$1,502,046
iShares® TIPS Bond ETF	12,000	1,523,880
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF(a)	28,812	896,342
Vanguard® Total International Bond ETF	15,762	897,961
		4,820,229
Total Exchange Traded Funds
(Cost $4,805,342)		4,820,229

	Currency	Face Amount	Value
Sovereign Debt (13.62%)
Colombia (6.52%)
Colombian TES
7.000%, 5/4/2022	COP	819,000,000	228,645
7.500%, 8/26/2026	COP	812,500,000	234,559
			463,204
Turkey (7.10%)
Turkey Government Bond,
8.500%, 9/14/2022	TRY	4,641,000	503,972

Total Sovereign Debt
(Cost $1,518,554)			967,176

	Contracts	Notional Amount	Value
Purchased Options (7.40%)
Put Options
MSCI EAFE Index-MXEA US
Expires 06/18/21, Strike
Price $2,100	15	$3,402,768	$18,075
Expires 09/17/21, Strike
Price $2,100	17	3,856,470	69,870
Expires 12/17/21, Strike
Price $2,100	13	2,949,066	85,280
Expires 03/18/22, Strike
Price $2,150	7	1,587,958	73,010

MSCI Emerging Markets Index-MXEF US
Expires 06/18/21, Strike
Price $1,300	12	1,617,135	26,280
Expires 09/17/21, Strike
Price $1,300	15	2,021,418	83,400
Expires 12/17/21, Strike
Price $1,300	12	1,617,134	96,180
Expires 03/18/22, Strike
Price $1,250	9	1,212,851	73,620

Total Purchased Options
(Cost $796,808)			525,715

	Shares	Value
Short-Term Investment (22.48%)
Fidelity Investments Money Market
Treasury Portfolio Institutional
Class, 0.01%(b)(c)	1,596,564	$1,596,564

Total Short-Term Investment
(Cost $1,596,564)		1,596,564

Total Investments (111.38%)
(Cost $8,717,268)		$7,909,684

Liabilities Less Other Assets (-11.38%)		(807,949)

Net Assets (100.00%)		$7,101,735

Percentages based on Net Assets.

The accompanying notes are an integral part of the financial statements.

36	www.cambriafunds.com

Cambria Global Tail Risk ETF	Schedule of Investments
April 30, 2021

(a)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $1,561,975.
(b)	Rate shown is the 7-day effective yield as of April 30, 2021.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021 was $1,596,564.

Currency Abbreviations:

COP — Colombian Peso

TRY— Turkish Lira

Cambria Global Tail Risk ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$4,820,229	$–	$–	$4,820,229
Sovereign Debt	–	967,176	–	967,176
Short-Term Investment	1,596,564	–	–	1,596,564
Total	$6,416,793	$967,176	$–	$7,383,969
Other Financial Instruments
Purchased Options	$525,715	$–	$–	$525,715
Total	$525,715	$–	$–	$525,715

As of April 30, 2021, all of the Fund's investments in securities were considered Level 1 or Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	37

Cambria Emerging Shareholder Yield ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Emerging Shareholder Yield ETF
Materials	30.55%
Information Technology	23.24%
Industrials	13.95%
Energy	7.35%
Consumer Discretionary	6.73%
Financials	5.92%
Utilities	4.60%
Consumer Staples	2.77%
Real Estate	1.67%
Health Care	1.55%
Communication Services	0.94%
Other	0.73%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (97.90%)

Australia (1.40%)
BHP Group PLC	28,864	$876,638

Brazil (0.76%)
Camil Alimentos SA	256,000	473,633

China (16.62%)
Anhui Conch Cement Co., Ltd., Class H	64,000	382,711
Bank of Communications Co., Ltd., Class H	640,000	409,488
China Hongqiao Group, Ltd.	425,600	673,925
China Lilang, Ltd.	640,000	426,790
China Medical System Holdings, Ltd.	192,000	444,916
China National Building Material Co., Ltd., Class H	192,000	278,320
China Petroleum & Chemical Corp., ADR	6,263	308,077
China Sanjiang Fine Chemicals Co., Ltd.	1,193,600	560,863
China Shenhua Energy Co., Ltd., Class H	224,000	467,162
Fufeng Group, Ltd.	896,000	332,204
Greatview Aseptic Packaging Co., Ltd.	896,000	442,939

	Shares	Value
China (continued)
Greenland Hong Kong Holdings, Ltd.	1,376,000	$480,057
Lonking Holdings, Ltd.	1,376,000	584,571
Qingdao Port International Co., Ltd., Class H(a)(b)	640,000	393,833
Shenzhen Expressway Co., Ltd., Class H	448,000	464,855
Sinopec Shanghai Petrochemical Co., Ltd., ADR	10,986	273,002
Sinotruk Hong Kong, Ltd.	240,000	590,750
Tianneng Power International, Ltd.	192,000	352,473
Yadea Group Holdings, Ltd.(a)(b)	448,000	980,464
Yanzhou Coal Mining Co., Ltd., Class H(c)	512,000	611,019
Zhejiang Expressway Co., Ltd., Class H	448,000	389,879
Zhengzhou Coal Mining Machinery Group Co., Ltd.	460,800	560,002
		10,408,300
Colombia (0.71%)
Banco De Bogota Sa	21,280	445,069

Czech Republic (0.92%)
O2 Czech Republic AS	47,072	578,800

Greece (2.20%)
Hellenic Petroleum SA	58,368	405,601
Holding Co. ADMIE IPTO SA	172,544	556,982
Motor Oil Hellas Corinth Refineries SA	26,752	413,291
		1,375,874
India (2.25%)
Tata Chemicals, Ltd.	131,960	1,411,748

Russia (12.08%)
Beluga Group PJSC	10,848	513,498
Federal Grid Co. Unified Energy System PJSC	175,040,000	495,509
Gazprom Neft PJSC	119,040	571,715
Gazprom PJSC	225,600	690,231
Inter RAO UES PJSC	5,888,000	384,130
LUKOIL PJSC	9,152	705,376
Magnitogorsk Iron & Steel Works PJSC	832,000	721,069
Novolipetsk Steel PJSC	244,480	863,526

The accompanying notes are an integral part of the financial statements.

38	www.cambriafunds.com

Cambria Emerging Shareholder Yield ETF	Schedule of Investments
April 30, 2021

	Shares	Value
Russia (continued)
OGK-2 PJSC	50,240,000	$527,735
Sberbank of Russia PJSC	147,520	583,980
Severstal PAO	45,440	1,071,963
Unipro PJSC	11,328,000	432,590
		7,561,322
South Africa (13.02%)
AECI, Ltd.	88,288	619,127
African Rainbow Minerals, Ltd.	81,024	1,514,664
Exxaro Resources, Ltd.	31,648	332,792
Impala Platinum Holdings, Ltd.	54,048	1,011,940
Kumba Iron Ore, Ltd.	31,616	1,435,184
Nedbank Group, Ltd.	74,304	757,565
Netcare, Ltd.(d)	480,832	499,316
Reunert, Ltd.	183,638	615,524
Royal Bafokeng Platinum, Ltd.	73,696	558,977
Truworths International, Ltd.	244,202	810,443
		8,155,532
South Korea (8.19%)
Hanmi Semiconductor Co., Ltd.	36,608	1,133,767
Huchems Fine Chemical Corp.	33,376	652,608
KGMobilians Co., Ltd.	57,984	565,583
Kolon Global Corp.	30,176	656,501
Kumho Petrochemical Co., Ltd.	2,816	658,210
Motonic Corp.	46,624	534,414
Samsung C&T Corp.	2,464	301,258
SSANGYONG C&E Co., Ltd.	89,793	626,416
		5,128,757
Taiwan (30.41%)
Acter Group Corp., Ltd.	64,000	458,239
ASROCK, Inc.	128,000	781,298
Asustek Computer, Inc.	32,000	430,745
Catcher Technology Co., Ltd.	64,000	452,511
Chenbro Micom Co., Ltd.	192,000	591,816
Chicony Electronics Co., Ltd.	160,000	484,015
CyberPower Systems, Inc.	96,000	299,001
Dimerco Express Corp.	256,000	732,267
Foxsemicon Integrated Technology, Inc.	32,000	274,371
Gigabyte Technology Co., Ltd.	96,000	422,726
Global Mixed Mode Technology, Inc.	96,000	725,164
Holy Stone Enterprise Co., Ltd.	160,000	770,415
Huaku Development Co., Ltd.	160,000	543,014
ITE Technology, Inc.	204,800	887,151
Micro-Star International Co., Ltd.	105,600	697,498

	Shares	Value
Taiwan (continued)
Nantex Industry Co., Ltd.	224,000	$1,094,619
Nishoku Technology, Inc.	160,000	827,695
Radiant Opto-Electronics Corp.	128,000	588,838
Sea Sonic Electronics Co., Ltd.	201,600	819,160
Shin Foong Specialty & Applied Materials Co., Ltd.	192,000	2,117,066
Sino-American Silicon Products, Inc.	160,000	1,119,822
Sunonwealth Electric Machine Industry Co., Ltd.	224,000	424,215
Systex Corp.	160,000	525,257
TA-I Technology Co., Ltd.	224,000	617,478
Thinking Electronic Industrial Co., Ltd.	96,000	632,370
Topco Scientific Co., Ltd.	128,000	625,497
Transcend Information, Inc.	160,000	461,103
Tripod Technology Corp.	128,000	636,953
		19,040,304
Thailand (0.70%)
Tisco Financial Group PLC	147,200	437,286

Turkey (8.64%)
Aksigorta AS	249,152	228,123
Alarko Holding AS	601,568	699,755
Alkim Alkali Kimya AS	264,288	549,726
Coca-Cola Icecek AS	74,976	714,100
Dogus Otomotiv Servis ve Ticaret AS	159,360	512,031
Eczacibasi Yatirim Holding Ortakligi AS	112,928	566,635
Enerjisa Enerji AS(a)(b)	339,488	422,374
Is Yatirim Menkul Degerler AS	654,112	1,213,608
Tofas Turk Otomobil Fabrikasi AS	139,232	501,849
		5,408,201
Total Common Stocks
(Cost $46,081,182)		61,301,464

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	39

Cambria Emerging Shareholder Yield ETF	Schedule of Investments
April 30, 2021

	Shares	Value
Short-Term Investment (0.48%)
Fidelity Investments Money Market
Treasury Portfolio Institutional Class, 0.01%(e)(f)	298,680	$298,680

Total Short-Term Investment
(Cost $298,680)		298,680

Total Investments (98.38%)
(Cost $46,379,862)		$61,600,144

Other Assets Less Liabilities (1.62%)		1,014,063

Net Assets (100.00%)		$62,614,207

Percentages based on Net Assets.

(a)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $1,796,671, which represented approximately 2.87% of net assets.
(b)	Securities exempt from registration under the Securities Act, and may be deemed to be "restricted securities" under the Securities Act. As of April 30, 2021, the aggregate market value of those securities was $1,796,671 representing 2.87% of the Fund's net assets.
(c)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $282,892.
(d)	Non-income producing security.
(e)	Rate shown is the 7-day effective yield as of April 30, 2021.
(f)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021 was $298,680.

As of April 30, 2021, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

40	www.cambriafunds.com

Cambria Tail Risk ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Tail Risk ETF
U.S. Treasury Obligations	95.88%
Purchased Options	4.12%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Face Amount	Value
U.S. Treasury Obligations (95.03%)
U.S. Treasury Bond, 0.625%, 5/15/2030	$273,910,000	$251,997,200
United States Treasury Inflation Indexed Bonds, 0.125%, 7/15/2030	14,538,755	15,978,993
		267,976,193
Total U.S. Treasury Obligations
(Cost $284,398,902)		267,976,193

	Contracts	Notional Amount	Value
Purchased Options (4.08%)
Put Options
S&P 500® Index
Expires 06/18/21, Strike Price $3,900	11	4,599,287	37,345
Expires 09/17/21, Strike Price $3,700	72	30,104,424	525,240
Expires 09/17/21, Strike Price $3,900	29	12,125,393	304,790
Expires 12/17/21, Strike Price $3,700	59	24,668,903	713,015
Expires 12/17/21, Strike Price $3,900	50	20,905,850	808,000
Expires 03/18/22, Strike Price $3,700	112	46,829,104	1,823,360
Expires 03/18/22, Strike Price $3,900	116	48,501,572	2,434,260
Expires 06/17/22, Strike Price $3,700	105	43,902,285	2,110,500

	Contracts	Notional Amount	Value
Purchased Options (continued)
Expires 06/17/22, Strike Price $3,900	109	$45,574,753	$2,760,425

Total Purchased Options
(Cost $15,318,075)			11,516,935

Total Investments (99.11%)
(Cost $299,716,977)			$279,493,128

Other Assets Less Liabilities (0.89%)			2,502,149
Net Assets (100.00%)			$281,995,277

Percentages based on Net Assets.

Cambria Tail Risk ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Treasury
Obligations	$–	$267,976,193	$–	$267,976,193
Total	$–	$267,976,193	$–	$267,976,193
Other Financial Instruments
Purchased Options	$11,516,935	$–	$–	$11,516,935
Total	$11,516,935	$–	$–	$11,516,935

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	41

Cambria Trinity ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Trinity ETF
Exchange Traded Funds	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (98.82%)
United States (98.82%)
Equity ETF (74.43%)
iShares® Global Consumer Discretionary ETF	6,432	$1,090,481
iShares® Global Materials ETF(a)	12,928	1,182,654
iShares® Global Tech ETF(a)	3,726	1,201,337
Cambria Emerging Shareholder Yield ETF(a)*	82,075	3,257,557
Cambria Foreign Shareholder Yield ETF(a)*	115,369	3,213,038
Cambria Global Real Estate ETF(a)*	47,060	1,490,084
Cambria Global Value ETF*	112,966	2,586,481
Cambria Shareholder Yield ETF*	87,280	5,459,364
Cambria Value and Momentum ETF*	159,939	3,689,825
Invesco DB Base Metals Fund(b)	56,480	1,140,331
Invesco DB Energy Fund(b)	61,728	859,871
Schwab US TIPS ETF	12,323	762,917
Vanguard® FTSE Developed Markets ETF	19,776	1,000,863
Vanguard® Intermediate-Term Government Bond ETF(a)	50,112	3,388,072
Vanguard® Small-Cap ETF	4,960	1,103,551
Vanguard® Small-Cap Value ETF	6,720	1,157,520
		32,583,946
Fixed Income ETF (10.35%)
SPDR® FTSE International
Government Inflation- Protected Bond ETF(a)	15,104	847,032
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF(a)	50,048	1,556,993
Vanguard® Total Bond Market ETF	24,946	2,126,896
		4,530,921
Multi-Asset ETF (14.04%)
Alpha Architect Value Momentum Trend ETF(b)	31,427	871,301
	Shares	Value
Multi-Asset ETF (continued)
First Trust Managed Futures Strategy Fund(a)	24,387	$1,175,693
iM DBi Managed Futures Strategy ETF(a)	15,788	442,981
Invesco Optimum Yield Diversified
Commodity Strategy No K-1 ETF	106,918	1,991,882
WisdomTree Managed Futures Strategy Fund	40,930	1,665,851
		6,147,708
Total Exchange Traded Funds
(Cost $37,599,298)		43,262,575

	Shares	Value
Short-Term Investment (13.01%)
Fidelity Investments Money Market
Treasury Portfolio Institutional Class, 0.01%(c)(d)	5,695,847	$5,695,847

Total Short-Term Investment
(Cost $5,695,847)		5,695,847

Total Investments (111.83%)
(Cost $43,295,145)		$48,958,422

Liabilities Less Other Assets (-11.83%)		(5,180,407)

Net Assets (100.00%)		$43,778,015

Percentages based on Net Assets.

*	Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor.
(a)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $5,529,089.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day effective yield as of April 30, 2021.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021 was $5,695,847.

The accompanying notes are an integral part of the financial statements.

42	www.cambriafunds.com

Cambria Trinity ETF	Schedule of Investments
April 30, 2021

Investment Abbreviations:

ETF - Exchange Traded Funds

FTSE - Financial Times Stock Exchange

SPDR - Standard & Poor's Depository Receipt

TIPS - Treasury Inflation Protected Security

Transactions with affiliated companies for the year ended April 30, 2021 are as follows:

Security Name	Value at April 30, 2020	Purchases at Cost	Proceeds from Sales	,Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)	Value at April 30, 2021	Share at April 30, 2021	Dividend Income
Cambria Emerging Shareholder Yield ETF	$1,336,094	$1,146,304	$(317,697)	$1,083,926	$8,930	$3,257,557	82,075	$69,028
Cambria Foreign Shareholder Yield ETF	1,522,930	1,074,044	(341,863)	964,592	(6,665)	3,213,038	115,369	80,056
Cambria Global Real Estate ETF	–	1,423,708	(157,842)	223,196	1,022	1,490,084	47,060	18,479
Cambria Global Tail Risk ETF*	2,471,562	77,888	(2,858,861)	265,649	43,762	–	–	15,643
Cambria Global Value ETF	1,369,129	964,208	(294,469)	577,293	(29,680)	2,586,481	112,966	32,124
Cambria Shareholder Yield ETF	1,539,048	2,042,658	(502,986)	2,338,661	41,983	5,459,364	87,280	55,468
Cambria Tail Risk ETF	661,861	18,240	(645,990)	16,720	(50,831)	–	–	399
Cambria Value and Momentum ETF	2,450,571	763,039	(481,239)	933,836	23,618	3,689,825	159,939	28,997
	$11,351,195	$7,510,089	$(5,600,947)	$6,403,873	$32,139	$19,696,349		$300,194

*	Formerly known as Cambria Sovereign Bond ETF

As of April 30, 2021, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	43

Cambria Cannabis ETF	Schedule of Investments
April 30, 2021

Sector Weightings

Cambria Cannabis ETF

Health Care	47.38%
Consumer Staples	27.84%
Consumer Discretionary	8.30%
Real Estate	6.07%
Materials	5.98%
Financials	4.43%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (98.21%)
Consumer Discretionary (8.15%)
Greenlane Holdings, Inc., Class A(a)(b)	428,245	$1,884,278
GrowGeneration Corp.(a)	29,069	1,267,408
		3,151,686

Consumer Staples (27.34%)
Altria Group, Inc.	20,500	978,875
British American Tobacco PLC	33,128	1,227,048
Constellation Brands, Inc., Class A	8,253	1,983,361
Imperial Brands PLC	40,467	842,492
Neptune Wellness Solutions, Inc.(a)(b)	173,922	229,577
NewAge, Inc.(a)(b)	318,529	697,579
Philip Morris International, Inc.	11,808	1,121,760
Turning Point Brands, Inc.	28,782	1,405,137
Universal Corp.	8,528	479,529
Village Farms International, Inc.(a)	143,828	1,606,559
		10,571,917
Financials (4.35%)
RIV Capital, Inc.(a)(b)	903,599	1,683,474

Health Care (46.54%)
Aphria, Inc.(a)(b)	303,498	4,667,799
Arena Pharmaceuticals, Inc.(a)	17,343	1,190,250
Aurora Cannabis, Inc.(a)(b)	44,867	401,111
Canopy Growth Corp.(a)	72,160	1,944,712
cbdMD, Inc.(a)	105,124	404,728
Charlottes Web Holdings, Inc.(a)(b)	186,878	752,590
Cronos Group, Inc.(a)	133,373	1,085,656
GW Pharmaceuticals PLC, ADR(a)	21,771	4,767,849
HEXO Corp.(a)(b)	56,804	381,723
MediPharm Labs Corp.(a)(b)	631,482	236,327

	Shares	Value
Health Care (continued)
Organigram Holdings, Inc.(a)(b)	337,430	$ 894,945
Tilray, Inc.(a)(b)	47,724	875,258
Valens Co., Inc.(a)(b)	136,653	393,566
		17,996,514

Materials (5.87%)
Scotts Miracle-Gro Co.	9,819	2,269,760

Real Estate (5.96%)
Innovative Industrial Properties, Inc.(c)	12,593	2,306,156

Total Common Stocks
(Cost $34,735,859)		37,979,507

	Shares	Value
Short-Term Investment (25.24%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(d)(e)(f)	9,762,005	$9,762,005

Total Short-Term Investment
(Cost $9,762,005)		9,762,005

Total Investments (123.45%)
(Cost $44,497,864)		$47,741,512

Liabilities Less Other Assets (-23.45%)		(9,070,386)

Net Assets (100.00%)		$38,671,126

Percentages based on Net Assets.

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $9,203,884.
(c)	Real Estate Investment Trust.
(d)	Rate shown is the 7-day effective yield as of April 30, 2021.
(e)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov.

The accompanying notes are an integral part of the financial statements.

44	www.cambriafunds.com

Cambria Cannabis ETF	Schedule of Investments
April 30, 2021

(f)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021 was $9,762,005.

Investment Abbreviations:

ADR - American Depository Receipt

PLC - Public Limited Company

As of April 30, 2021, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	45

Cambria Global Real Estate ETF	Schedule of Investments
April 30, 2021

Sector Weightings
Cambria Global Real Estate ETF
Real Estate	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (97.38%)
Australia (8.74%)
Arena REIT(a)	77,328	$193,006
BWP Trust(a)	50,994	162,240
Charter Hall Group(a)	16,668	179,763
Goodman Group(a)	12,258	178,566
Hotel Property Investments(a)	72,090	171,046
Ingenia Communities Group(a)	46,278	188,234
Rural Funds Group(a)	92,241	172,671
		1,245,526
Belgium (1.22%)
Montea C.V.A(a)	1,583	173,569

Canada (2.42%)
Artis Real Estate Investment Trust(a)	20,457	180,912
Granite Real Estate Investment Trust(a)	2,556	163,635
		344,547
Great Britain (1.34%)
AEW UK REIT PLC(a)(b)	149,274	190,486

Japan (2.56%)
Daiwa Securities Living Investments
Corp.(a)	180	184,793
Japan Logistics Fund, Inc.(a)	63	180,428
		365,221
Malaysia (2.45%)
Axis Real Estate Investment Trust(a)	371,790	178,798
KLCCP Stapled Group	100,800	170,772
		349,570
Mexico (5.02%)
Concentradora Fibra Danhos SA de CV(a)	172,233	204,653
Macquarie Mexico Real Estate Management SA de CV(a)(b)(c)	136,152	161,780
	Shares	Value
Mexico (continued)
PLA Administradora Industrial S de RL de CV(a)	119,700	$182,590
Prologis Property Mexico SA de CV(a)	76,707	165,478
		714,501
Netherlands (1.22%)
Vastned Retail NV(a)	5,796	173,858

Singapore (11.48%)
AIMS APAC REIT(a)	170,127	178,980
ARA LOGOS Logistics Trust(a)	375,300	218,567
EC World Real Estate Investment Trust(a)(b)	297,720	164,437
IREIT Global(a)	312,601	151,514
Keppel DC REIT(a)	90,945	183,838
Keppel REIT(a)(d)	201,600	187,852
Mapletree Industrial Trust(a)	92,025	195,702
Mapletree Logistics Trust(a)	130,284	194,826
Parkway Life Real Estate Investment Trust(a)	51,057	159,991
		1,635,707
Turkey (0.96%)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(a)	618,921	136,064

United States (59.98%)
Alexander's, Inc.(a)	594	164,681
American Finance Trust, Inc.(a)	22,878	229,009
American Homes 4 Rent, Class A(a)	5,175	191,682
Apartment Investment and Management Co.(a)	34,236	237,598
Bluerock Residential Growth REIT, Inc.(a)	15,120	143,338
Brandywine Realty Trust(a)	14,121	191,057
Brixmor Property Group, Inc.(a)	12,519	279,674
CareTrust REIT, Inc.(a)	7,677	185,630
Columbia Property Trust, Inc.(a)	11,628	209,420
Corporate Office Properties Trust(a)	6,615	185,485
CubeSmart(a)	5,076	214,918
CyrusOne, Inc.(a)	2,655	193,364
Digital Realty Trust, Inc.(a)	1,017	156,933
Duke Realty Corp.(a)	3,960	184,219
Equity Commonwealth(a)	6,129	176,515
Extra Space Storage, Inc.(a)	1,332	198,055
First Industrial Realty Trust, Inc.(a)	3,690	183,651
Franklin Street Properties Corp.(a)	33,345	176,062

The accompanying notes are an integral part of the financial statements.

46	www.cambriafunds.com

Cambria Global Real Estate ETF	Schedule of Investments
April 30, 2021

	Shares	Value
United States (continued)
Getty Realty Corp.(a)	5,211	$164,563
Global Net Lease, Inc.(a)	9,774	187,661
Highwoods Properties, Inc.(a)	4,365	195,508
Industrial Logistics Properties Trust(a)	7,092	175,882
Innovative Industrial Properties, Inc.(a)	1,035	189,540
Iron Mountain, Inc.(a)	4,806	192,817
Kimco Realty Corp.(a)	8,964	188,244
Kite Realty Group Trust(a)	8,307	172,869
Lexington Realty Trust(a)	13,554	165,901
LTC Properties, Inc.(a)	4,050	172,246
Monmouth Real Estate Investment Corp.(a)	10,629	196,424
National Health Investors, Inc.(a)	2,367	173,761
National Retail Properties, Inc.(a)	4,167	193,432
Omega Healthcare Investors, Inc.(a)	4,689	178,182
Piedmont Office Realty Trust, Inc., Class A(a)	10,332	192,382
Prologis, Inc.(a)	1,503	175,145
PS Business Parks, Inc.(a)	1,251	203,125
Public Storage(a)	693	194,844
QTS Realty Trust, Inc.(a)	2,241	149,004
Retail Value, Inc.(a)	12,691	236,433
Rexford Industrial Realty, Inc.(a)	3,222	178,982
SITE Centers Corp.(a)	12,879	189,965
STAG Industrial, Inc.(a)	4,707	171,853
Tanger Factory Outlet Centers, Inc.(a)	10,872	189,716
Terreno Realty Corp.(a)	2,637	170,139
Urstadt Biddle Properties, Inc., Class A(a)	9,909	180,046
VICI Properties, Inc.(a)	6,129	194,289
Washington Prime Group, Inc.(a)(d)(e)	28,154	69,259
		8,543,503
Total Common Stocks
(Cost $12,422,296)		13,872,552

	Shares	Value
Short-Term Investment (0.35%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(f)(g)	50,429	$50,429

Total Short-Term Investment
(Cost $50,429)		50,429

Total Investments (97.73%)
(Cost $12,472,725)		$13,922,981

Other Assets Less Liabilities (2.26%)		322,225

Net Assets (100.00%)		$14,245,206

Percentages based on Net Assets.

(a)	Real Estate Investment Trust.
(b)	Securities exempt from registration under the Securities Act, and may be deemed to be "restricted securities" under the Securities Act. As of April 30, 2021, the aggregate market value of those securities was $516,703 representing 3.63% of the Fund's net assets.
(c)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $161,780, which represented approximately 1.14% of net assets.
(d)	Non-income producing security.
(e)	This security or a partial position of this security is on loan at April 30, 2021. The total value of securities on loan at April 30, 2021 was $51,906.
(f)	Rate shown is the 7-day effective yield as of April 30, 2021.
(g)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2021, was $50,429.

As of April 30, 2021, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended April 30, 2021 there have been no transfers in or out of Level 3.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	47

Cambria ETF Trust	Statements of Assets and Liabilities
April 30, 2021

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF

Assets
Unaffiliated Investments at Value*	$287,056,364	$30,285,827	$114,195,969	$47,830,055
Affiliated Investments at Value	–	–	8,347,450	27,564,934
Foreign Currency at Value	–	79,124	51,231	–
Cash and cash equivalents	4,250,968	90,909	3,043,206	596,280
Segregated cash balances with authorized participants for deposit securities	–	223,542	–	–
Dividends receivable, Net	135,268	133,239	172,990	–
Reclaims receivable	15,894	188,436	246,358	–
Receivable for capital shares sold	3,123,856	–	–	–
Receivable for investments sold	–	1,467	176	–
Other assets	415	42	4,188	12,685
Total Assets	294,582,765	31,002,586	126,061,568	76,003,954

Liabilities
Payable for collateral upon return of securities loaned	13,344,763	349,369	3,116,243	13,539,236
Payable for collateral upon return of deposit securities	–	223,542	–	–
Payable for investments purchased	3,084,216	–	–	–
Payable due to investment adviser	130,618	14,125	59,286	31,045
Custodian fees payable	–	–	35,470	–
Total Liabilities	16,559,597	587,036	3,210,999	13,570,281

Net Assets	$278,023,168	$30,415,550	$122,850,569	$62,433,673

Net Assets Consists of
Paid-in Capital	$243,300,782	$30,239,511	$144,177,710	$59,963,955
Total Distributable Earnings/(Loss)	34,722,386	176,039	(21,327,141)	2,469,718

Net Assets	$278,023,168	$30,415,550	$122,850,569	$62,433,673

Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	4,450,000	1,100,010	5,350,010	2,100,001
Net Asset Value, Offering and Redemption Price Per Share	$62.48	$27.65	$22.96	$29.73

Unaffiliated Investments at Cost	$252,937,548	$24,783,902	$111,181,347	$40,935,372
Affiliated Investments at Cost	$–	$–	$6,913,520	$21,584,296
Cost of Foreign Currency	$–	$79,605	$51,362	$–
*Includes value of securities on loan	$12,797,790	$330,339	$2,922,156	$13,073,757

The accompanying notes are an integral part of the financial statements.

48	www.cambriafunds.com

Cambria ETF Trust	Statements of Assets and Liabilities
April 30, 2021

	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF	Cambria Global Tail Risk ETF	Cambria Emerging Shareholder Yield ETF
Assets
Unaffiliated Investments at Value*	$35,095,471	$19,149,202	$7,909,684	$61,600,144
Affiliated Investments at Value	22,148,232	–	–	–
Foreign Currency at Value	–	–	45,572	67,230
Cash and cash equivalents	1,639,330	783,055	327,176	1,204,330
Segregated cash balances with authorized participants for deposit securities	–	–	–	41,728
Cash at Broker for futures contracts	–	784,072	–	–
Cash at Broker for options contracts	–	–	382,652	–
Dividends receivable, Net	–	877	–	185,828
Variation Margin Receivable	–	46,391	–	–
Reclaims receivable	–	–	5,852	1,272
Receivable for investments sold	9,144	–	–	40
Interest receivable	–	–	30,830	–
Other assets	6,017	248	–	1,028
Total Assets	58,898,194	20,763,845	8,701,766	63,101,600

Liabilities
Payable for collateral upon return of securities loaned	5,739,125	2,188,217	1,596,564	298,680
Payable for collateral upon return of deposit securities	–	–	–	41,728
Payable for investments purchased	1,097,975	–	–	–
Deferred foreign capital gains tax payable	–	–	–	104,981
Payable due to investment adviser	–	8,984	3,467	30,157
Custodian fees payable	–	–	–	11,847
Total Liabilities	6,837,100	2,197,201	1,600,031	487,393

Net Assets	$52,061,094	$18,566,644	$7,101,735	$62,614,207

Net Assets Consists of
Paid-in Capital	$45,952,139	$25,201,219	$8,688,606	$49,221,097
Total Distributable Earnings/(Loss)	6,108,955	(6,634,575)	(1,586,871)	13,393,110

Net Assets	$52,061,094	$18,566,644	$7,101,735	$62,614,207

Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	1,650,001	800,004	300,000	1,600,004
Net Asset Value, Offering and Redemption Price Per Share	$31.55	$23.21	$23.67	$39.13

Unaffiliated Investments at Cost	$32,561,186	$14,920,360	$8,717,268	$46,379,862
Affiliated Investments at Cost	$17,896,923	$–	$–	$–
Cost of Foreign Currency	$–	$–	$43,482	$67,128
*Includes value of securities on loan	$5,597,348	$2,107,928	$1,561,975	$282,892

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	49

Cambria ETF Trust	Statements of Assets and Liabilities
April 30, 2021

	Cambria Tail Risk ETF	Cambria Trinity ETF	Cambria Cannabis ETF	Cambria Global Real Estate ETF
Assets
Unaffiliated Investments at Value*	$279,493,128	$29,262,073	$47,741,512	$13,922,981
Affiliated Investments at Value	–	19,696,349	–	–
Foreign Currency at Value	–	–	48,709	181,756
Cash and cash equivalents	1,309,594	694,696	593,882	151,300
Segregated cash balances with authorized participants for deposit securities	–	–	172,808	–
Cash at Broker for options contracts	536,617	–	–	–
Dividends receivable, Net	–	–	28,180	44,838
Reclaims receivable	–	–	–	1,308
Receivable for capital shares sold	–	1,368,081	–	–
Receivable due from Advisor	–	–	5,161	–
Interest receivable	795,083	–	–	–
Other assets	–	9,293	33,597	210
Total Assets	282,134,422	51,030,492	48,623,849	14,302,393

Liabilities
Payable for collateral upon return of securities loaned	–	5,695,847	9,762,005	50,429
Payable for collateral upon return of deposit securities	–	–	172,808	–
Payable for investments purchased	–	1,556,630	–	–
Payable due to investment adviser	139,145	–	17,910	6,758
Total Liabilities	139,145	7,252,477	9,952,723	57,187

Net Assets	$281,995,277	$43,778,015	$38,671,126	$14,245,206

Net Assets Consists of
Paid-in Capital	$347,058,963	$40,096,188	$37,888,101	$12,333,625
Total Distributable Earnings/(Loss)	(65,063,686)	3,681,827	783,025	1,911,581

Net Assets	$281,995,277	$43,778,015	$38,671,126	$14,245,206

Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	15,050,002	1,600,002	2,050,002	450,002
Net Asset Value, Offering and Redemption Price Per Share	$18.74	$27.36	$18.86	$31.66

Unaffiliated Investments at Cost	$299,716,977	$26,949,372	$44,497,864	$12,472,725
Affiliated Investments at Cost	$–	$16,345,773	$–	$–
Cost of Foreign Currency	$–	$–	$48,883	$180,419
*Includes value of securities on loan	$–	$5,529,089	$9,203,884	$51,906

The accompanying notes are an integral part of the financial statements.

50	www.cambriafunds.com

Cambria ETF Trust	Statements of Operations
For the Year Ended April 30, 2021

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF
Investment Income:
Dividend Income from Unaffiliated Investments	$2,427,731	$934,086	$3,847,661	$828,414
Dividend Income from Affiliated Investments	–	–	286,130	212,464
Income from Securities Lending	140,167	5,643	49,361	107,179
Less: Foreign Taxes Withheld	(21,667)	(75,757)	(593,248)	–
Total Investment Income	2,546,231	863,972	3,589,904	1,148,057

Expenses:
Management Fees	591,082	131,265	621,027	394,526
Custodian Fees	–	–	75,739	–
Total Expenses	591,082	131,265	696,766	394,526
Net Expenses	591,082	131,265	696,766	394,526
Net Investment Income	1,955,149	732,707	2,893,138	753,531

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gain/(Loss) on Unaffiliated Investments(a)	20,935,359	(2,026,188)	(2,699,214)	4,738,192
Net Realized Gain on Affiliated Investments(a)	–	–	54,244	842,915
Net Realized Gain/(Loss) on Foreign Currency Transactions	385	(20,864)	(19,096)	–
Net Change in Unrealized Appreciation on Unaffiliated Investments	46,816,825	11,522,810	35,026,992	4,709,373
Net Change in Unrealized Appreciation on Affiliated Investments	–	–	1,407,407	6,091,799
Net Change in Unrealized Appreciation on Foreign Currency Translation	2,185	14,724	47,728	–
Net Realized and Unrealized Gain on Investments	67,754,754	9,490,482	33,818,061	16,382,279
Net Increase in Net Assets Resulting From Operations	$69,709,903	$10,223,189	$36,711,199	$17,135,810

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	51

Cambria ETF Trust	Statements of Operations
For the Year Ended April 30, 2021

	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF	Cambria Global Tail Risk ETF	Cambria Emerging Shareholder Yield ETF
Investment Income:
Dividend Income from Unaffiliated Investments	$464,805	$158,382	$5,304	$2,285,205
Dividend Income from Affiliated Investments	471,850	–	–	–
Interest Income	–	–	893,106	–
Income from Securities Lending	83,611	6,778	24	19,553
Less: Foreign Taxes Withheld	–	–	(25,962)	(353,207)
Total Investment Income	1,020,266	165,160	872,472	1,951,551

Expenses:
Management Fees	–	74,211	119,731	247,978
Broker Fees	–	2,642	–	–
Custodian Fees	–	–	–	24,106
Total Expenses	–	76,853	119,731	272,084
Net Expenses	–	76,853	119,731	272,084
Net Investment Income	1,020,266	88,307	752,741	1,679,467

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gain/(Loss) on Unaffiliated Investments(a)	(300,390)	2,124,399	663,186	298,974
Net Realized Gain on Affiliated Investments(a)	430,617	–	–	–
Net Realized Loss on Purchased Options	–	–	(120,536)	–
Net Realized Loss on Futures Contracts	–	(2,981,680)	–	–
Net Realized Loss on Foreign Currency Transactions	–	–	(1,742,403)	(19,814)
Net Change in Unrealized Appreciation on Unaffiliated Investments	3,019,847	4,124,265	2,103,693	19,079,133
Net Change in Unrealized Appreciation on Affiliated Investments	9,798,175	–	–	–
Net Change in Unrealized Depreciation on Purchased Options	–	–	(271,093)	–
Net Change in Unrealized Appreciation on Futures Contracts	–	924,941	–	–
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	–	–	46,389	(270)
Change in Accumulated Foreign Capital Gains Tax on Appreciated Securities	–	–	–	(89,912)
Net Realized and Unrealized Gain on Investments	12,948,249	4,191,925	679,236	19,268,111
Net Increase in Net Assets Resulting From Operations	$13,968,515	$4,280,232	$1,431,977	$20,947,578

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

52	www.cambriafunds.com

Cambria ETF Trust	Statements of Operations
For the Year Ended April 30, 2021

	Cambria Tail Risk ETF	Cambria Trinity ETF	Cambria Cannabis ETF	Cambria Global Real Estate ETF(a)
Investment Income:
Dividend Income from Unaffiliated Investments	$–	$342,238	$289,879	$232,491
Dividend Income from Affiliated Investments	–	300,194	–	–
Interest Income	2,473,472	–	–	–
Income from Securities Lending	–	40,902	366,583	811
Less: Foreign Taxes Withheld	–	–	–	(15,649)
Total Investment Income	2,473,472	683,334	656,462	217,653

Expenses:
Management Fees	1,904,696	–	115,161	33,953
Broker Fees	1,371	–	–	–
Total Expenses	1,906,067	–	115,161	33,953
Waiver of Management Fees	–	–	(33,182)	–
Net Expenses	1,906,067	–	81,979	33,953
Net Investment Income	567,405	683,334	574,483	183,700

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gain/(Loss) on Unaffiliated Investments(b)	(5,138,781)	403,868	(1,466,127)	435,833
Net Realized Gain on Affiliated Investments(b)	–	32,139	–	–
Net Realized Loss on Purchased Options	(33,242,747)	–	–	–
Net Realized Gain/(Loss) on Foreign Currency Transactions	–	–	10,625	(2,823)
Net Change in Unrealized Appreciation/(Depreciation) on Unaffiliated Investments	(21,537,638)	2,731,146	9,145,840	1,450,256
Net Change in Unrealized Appreciation on Affiliated Investments	–	6,403,873	–	–
Net Change in Unrealized Depreciation on Purchased Options	(5,218,104)	–	–	–
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	–	–	(784)	1,372
Net Realized and Unrealized Gain/(Loss) on Investments	(65,137,270)	9,571,026	7,689,554	1,884,638
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(64,569,865)	$10,254,360	$8,264,037	$2,068,338

(a)	For the period September 23, 2020 (Inception) to April 30, 2021.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	53

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Shareholder Yield ETF		Cambria Foreign Shareholder Yield ETF
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment Income	$1,955,149	$2,418,685	$732,707	$957,754
Net realized Gain/(Loss) on Investments(a)	20,935,359	1,350,870	(2,026,188)	(2,473,490)
Net realized Gain/(Loss) on Foreign Currency Transactions	385	211	(20,864)	29,598
Net Change in Unrealized Appreciation/(Depreciation) on Investments	46,816,825	(23,472,949)	11,522,810	(3,873,183)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	2,185	(876)	14,724	5,854
Net increase/(decrease) in net assets resulting from operations	69,709,903	(19,704,059)	10,223,189	(5,353,467)

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(1,860,874)	(2,366,810)	(817,590)	(1,045,339)
Net decrease from distributions	(1,860,874)	(2,366,810)	(817,590)	(1,045,339)

Capital Share Transactions
Issued	223,169,361	40,136,776	6,093,530	5,906,259
Redeemed	(74,122,174)	(69,353,301)	(2,945,840)	(8,740,414)
Increase/(Decrease) in Net Assets from Capital Share Transactions	149,047,187	(29,216,525)	3,147,690	(2,834,155)
Total Net Increase/(Decrease) in Net Assets	216,896,216	(51,287,394)	12,553,289	(9,232,961)

Net Assets
Beginning of Year	61,126,952	112,414,346	17,862,261	27,095,222
End of Year	$278,023,168	$61,126,952	$30,415,550	$17,862,261

Share Transactions:
Issued	3,800,000	1,100,000	250,000	250,000
Redeemed	(1,400,000)	(2,050,000)	(150,000)	(400,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	2,400,000	(950,000)	100,000	(150,000)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

54	www.cambriafunds.com

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Global Value ETF		Cambria Global Momentum ETF
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment Income	$2,893,138	$4,123,136	$753,531	$2,453,576
Net realized Gain/(Loss) on Investments(a)	(2,644,970)	(22,000,147)	5,581,107	(5,665,310)
Net realized Loss on Foreign Currency Transactions	(19,096)	(425,487)	–	–
Capital Gain Distributions received from Affiliated Investments	–	–	–	143
Net Change in Unrealized Appreciation/(Depreciation) on Investments	36,434,399	(22,995,996)	10,801,172	(1,152,517)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	47,728	(26,377)	–	–
Net increase/(decrease) in net assets resulting from operations	36,711,199	(41,324,871)	17,135,810	(4,364,108)

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(2,069,920)	(4,668,914)	(736,098)	(2,351,015)
Return of capital	–	–	(62,066)	(73,325)
Net decrease from distributions	(2,069,920)	(4,668,914)	(798,164)	(2,424,340)

Capital Share Transactions
Issued	4,441,041	15,562,265	–	3,700,810
Redeemed	(12,819,220)	(31,874,857)	(32,352,992)	(47,661,851)
Decrease in Net Assets from Capital Share Transactions	(8,378,179)	(16,312,592)	(32,352,992)	(43,961,041)
Total Net Increase/(Decrease) in Net Assets	26,263,100	(62,306,377)	(16,015,346)	(50,749,489)

Net Assets
Beginning of Year	96,587,469	158,893,846	78,449,019	129,198,508
End of Year	$122,850,569	$96,587,469	$62,433,673	$78,449,019

Share Transactions:
Issued	200,000	650,000	–	150,000
Redeemed	(750,000)	(1,550,000)	(1,300,000)	(1,900,000)
Net decrease in Shares Outstanding from Share Transactions	(550,000)	(900,000)	(1,300,000)	(1,750,000)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	55

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Global Asset Allocation ETF		Cambria Value and Momentum ETF
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment Income	$1,020,266	$1,988,834	$88,307	$134,731
Net realized Gain/(Loss) on Investments(a)	130,227	57,352	(857,281)	(919,624)
Capital Gain Distributions received from Affiliated Investments	–	18,099	–	–
Net Change in Unrealized Appreciation/(Depreciation) on Investments	12,818,022	(5,607,550)	5,049,206	(1,899,752)
Net increase/(decrease) in net assets resulting from operations	13,968,515	(3,543,265)	4,280,232	(2,684,645)

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(1,293,079)	(2,190,738)	(129,877)	(144,770)
Net decrease from distributions	(1,293,079)	(2,190,738)	(129,877)	(144,770)

Capital Share Transactions
Issued	–	5,495,418	5,459,082	1,756,399
Redeemed	(10,543,847)	(14,199,975)	(1,860,860)	(7,898,792)
Increase/(Decrease) in Net Assets from Capital Share Transactions	(10,543,847)	(8,704,557)	3,598,222	(6,142,393)
Total Net Increase/(Decrease) in Net Assets	2,131,589	(14,438,560)	7,748,577	(8,971,808)

Net Assets
Beginning of Year	49,929,505	64,368,065	10,818,067	19,789,875
End of Year	$52,061,094	$49,929,505	$18,566,644	$10,818,067

Share Transactions:
Issued	–	200,000	250,000	100,000
Redeemed	(400,000)	(550,000)	(100,000)	(400,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	(400,000)	(350,000)	150,000	(300,000)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

56	www.cambriafunds.com

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Global Tail Risk ETF		Cambria Emerging Shareholder Yield ETF
	Year Ended April 30, 2021(a)	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment Income	$752,741	$1,069,703	$1,679,467	$1,274,729
Net realized Gain/(Loss) on Investments(b)	542,650	(509,942)	298,974	(1,588,824)
Net realized Loss on Foreign Currency Transactions	(1,742,403)	(362,115)	(19,814)	(88,393)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	1,832,600	(798,880)	19,079,133	(5,139,202)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	46,389	(40,005)	(270)	1,380
Change in Accumulated Foreign Capital Gains Tax on Appreciated Securities	–	–	(89,912)	(15,069)
Net increase/(decrease) in net assets resulting from operations	1,431,977	(641,239)	20,947,578	(5,555,379)

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	–	(896,995)	(1,434,973)	(1,265,482)
Return of capital	(137,642)	–	–	–
Net decrease from distributions	(137,642)	(896,995)	(1,434,973)	(1,265,482)

Capital Share Transactions
Issued	–	12,860,852	14,388,928	21,381,344
Redeemed	(16,581,071)	(7,557,472)	–	(6,242,890)
Increase/(Decrease) in Net Assets from Capital Share Transactions	(16,581,071)	5,303,380	14,388,928	15,138,454
Total Net Increase/(Decrease) in Net Assets	(15,286,736)	3,765,146	33,901,533	8,317,593

Net Assets
Beginning of Year	22,388,471	18,623,325	28,712,674	20,395,081
End of Year	$7,101,735	$22,388,471	$62,614,207	$28,712,674

Share Transactions:
Issued	–	500,000	450,000	700,000
Redeemed	(650,000)	(300,000)	–	(200,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	(650,000)	200,000	450,000	500,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	57

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Tail Risk ETF		Cambria Trinity ETF
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations
Net investment Income	$567,405	$950,066	$683,334	$1,019,985
Net realized Gain/(Loss) on Investments(a)	(38,381,528)	883,287	436,007	(2,213,651)
Capital Gain Distributions received from Affiliated Investments	–	–	–	7,930
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(26,755,742)	7,916,539	9,135,019	(3,280,241)
Net increase/(decrease) in net assets resulting from operations	(64,569,865)	9,749,892	10,254,360	(4,465,977)

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(505,834)	(954,741)	(727,809)	(1,047,196)
Net decrease from distributions	(505,834)	(954,741)	(727,809)	(1,047,196)

Capital Share Transactions
Issued	519,630,973	129,176,457	3,840,098	15,802,912
Redeemed	(305,047,736)	(43,228,645)	(6,897,512)	(3,261,007)
Increase/(Decrease) in Net Assets from Capital Share Transactions	214,583,237	85,947,812	(3,057,414)	12,541,905
Total Net Increase in Net Assets	149,507,538	94,742,963	6,469,137	7,028,732

Net Assets
Beginning of Year	132,487,739	37,744,776	37,308,878	30,280,146
End of Year	$281,995,277	$132,487,739	$43,778,015	$37,308,878

Share Transactions:
Issued	24,300,000	5,850,000	150,000	650,000
Redeemed	(15,100,000)	(1,900,000)	(300,000)	(150,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	9,200,000	3,950,000	(150,000)	500,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

58	www.cambriafunds.com

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Cannabis ETF		Cambria Global Real Estate ETF
		For the Period July 24, 2019	For the Period September 23, 2020
	Year Ended April 30, 2021	(Inception) to April 30, 2020	(Inception) to April 30, 2021
Operations
Net investment Income	$574,483	$407,449	$183,700
Net realized Gain/(Loss) on Investments(a)	(1,466,127)	(861,495)	435,833
Net realized Gain/(Loss) on Foreign Currency Transactions	10,625	1,306	(2,823)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	9,145,840	(5,902,192)	1,450,256
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	(784)	727	1,372
Net increase/(decrease) in net assets resulting from operations	8,264,037	(6,354,205)	2,068,338

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(614,512)	(360,017)	(156,757)
Net decrease from distributions	(614,512)	(360,017)	(156,757)

Capital Share Transactions
Issued	23,120,137	15,751,752	12,333,625
Redeemed	(1,136,066)	–	–
Increase in Net Assets from Capital Share Transactions	21,984,071	15,751,752	12,333,625
Total Net Increase in Net Assets	29,633,596	9,037,530	14,245,206

Net Assets
Beginning of Year	9,037,530	–	–
End of Year	$38,671,126	$9,037,530	$14,245,206

Share Transactions:
Issued	1,350,000	800,002	450,002
Redeemed	(100,000)	–	–
Net increase in Shares Outstanding from Share Transactions	1,250,000	800,002	450,002

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	59

Cambria Shareholder Yield ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year/Period	$29.82	$37.47	$37.98	$33.97	$28.62
Income/(loss) from investment operations:
Net Investment Income(a)	0.88	0.86	0.79	0.64	0.50
Net Realized and Unrealized Gain (Loss) on Investments	32.60	(7.66)	(0.40)	3.94	5.35
Total from Operations	33.48	(6.80)	0.39	4.58	5.85

Distributions:
Distributions from Net Investment Income	(0.82)	(0.85)	(0.90)	(0.54)	(0.50)
Distributions from Net Realized Gains	–	–	–	(0.03)	–
Total Distributions	(0.82)	(0.85)	(0.90)	(0.57)	(0.50)

Net Asset Value, End of Year/Period	$62.48	$29.82	$37.47	$37.98	$33.97

Total Return(b)	113.92%	(18.43)%	1.10%	13.58%	20.62%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$278,023	$61,127	$112,414	$142,440	$125,682

Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.95%	2.40%	2.13%	1.77%	1.63%
Portfolio Turnover(b)(c)	37%	30%	28%	16%	50%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

60	www.cambriafunds.com

Cambria Foreign Shareholder Yield ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year/Period	$17.86	$23.56	$26.58	$23.03	$21.20
Income/(loss) from investment operations:
Net Investment Income(a)	0.75	0.90	1.06	0.70	0.81
Net Realized and Unrealized Gain (Loss) on Investments	9.86	(5.60)	(2.79)	3.60	1.59
Total from Operations	10.61	(4.70)	(1.73)	4.30	2.40

Distributions:
Distributions from Net Investment Income	(0.82)	(1.00)	(1.29)	(0.75)	(0.57)
Total Distributions	(0.82)	(1.00)	(1.29)	(0.75)	(0.57)

Net Asset Value, End of Year/Period	$27.65	$17.86	$23.56	$26.58	$23.03

Total Return(b)	60.72%	(20.47)%	(6.34)%	19.03%	11.93%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$30,416	$17,862	$27,095	$46,511	$42,605

Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.29%	4.04%	4.32%	2.78%	3.80%
Portfolio Turnover(b)(d)	59%	47%	53%	44%	43%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	61

Cambria Global Value ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year/Period	$16.37	$23.37	$26.05	$22.66	$19.29
Income/(loss) from investment operations:
Net Investment Income(a)	0.53	0.62	0.64	0.56	0.50
Net Realized and Unrealized Gain (Loss) on Investments	6.44	(6.91)	(2.33)	3.34	3.38
Total from Operations	6.97	(6.29)	(1.69)	3.90	3.88

Distributions:
Distributions from Net Investment Income	(0.38)	(0.71)	(0.61)	(0.51)	(0.51)
Distributions from Net Realized Gains	–	–	(0.38)	–	–
Total Distributions	(0.38)	(0.71)	(0.99)	(0.51)	(0.51)

Net Asset Value, End of Year/Period	$22.96	$16.37	$23.37	$26.05	$22.66

Total Return(b)	43.20%	(27.71)%	(6.24)%	17.42%	20.85%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$122,851	$96,587	$158,894	$210,975	$112,190

Ratio of Expenses to Average Net Assets	0.66%	0.65%	0.69%	0.68%	0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.75%	2.84%	2.74%	2.22%	2.48%
Portfolio Turnover(b)(d)	14%	25%	20%	14%	16%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

62	www.cambriafunds.com

Cambria Global Momentum ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year/Period	$23.07	$25.09	$27.39	$24.72	$22.78
Income/(loss) from investment operations:
Net Investment Income(a)	0.29	0.56	0.62	0.42	0.42
Net Realized and Unrealized Gain (Loss) on Investments	6.69	2.02	(2.33)	2.75	1.95
Total from Operations	6.98	(1.46)	(1.71)	3.17	2.37

Distributions:
Distributions from Net Investment Income	(0.30)	(0.54)	(0.59)	(0.50)	(0.40)
Return of Capital	(0.02)	(0.02)	–	–	(0.03)
Total Distributions	(0.32)	(0.56)	(0.59)	(0.50)	(0.43)

Net Asset Value, End of Year/Period	$29.73	$23.07	$25.09	$27.39	$24.72

Total Return(b)	30.49%	(6.02)%	(6.23)%	12.97%	10.52%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$62,434	$78,449	$129,199	$105,457	$59,328

Ratio of Expenses to Average Net Assets(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets(d)	1.13%	2.25%	2.39%	1.57%	1.78%
Portfolio Turnover(b)(e)	115%	251%	204%	50%	106%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underling investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	63

Cambria Global Asset Allocation ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year/Period	$24.36	$26.82	$27.38	$25.64	$24.15
Income/(loss) from investment operations:
Net Investment Income(a)	0.58	0.86	0.75	0.74	0.65
Net Realized and Unrealized Gain (Loss) on Investments	7.33	(2.36)	(0.53)	1.66	1.51
Total from Operations	7.91	(1.50)	0.22	2.40	2.16

Distributions:
Distributions from Net Investment Income	(0.72)	(0.85)	(0.77)	(0.66)	(0.67)
Distributions from Net Realized Gains	–	(0.11)	(0.01)	–	–
Total Distributions	(0.72)	(0.96)	(0.78)	(0.66)	(0.67)

Net Asset Value, End of Year/Period	$31.55	$24.36	$26.82	$27.38	$25.64

Total Return(b)	33.00%	(5.87)%	0.91%	9.43%	9.08%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$52,061	$49,930	$64,368	$67,073	$37,182

Ratio of Expenses to Average Net Assets(c)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets(d)	2.07%	3.24%	2.85%	2.72%	2.62%
Portfolio Turnover(b)(e)	20%	9%	2%	30%	9%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underling investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

64	www.cambriafunds.com

Cambria Value and Momentum ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	April 30, 2021		April 30, 2020		April 30, 2019		April 30, 2018		April 30, 2017
Net Asset Value, Beginning of Year/Period	$16.64		$20.83		$25.09		$23.69		$22.69
Income/(loss) from investment operations:
Net Investment Income(a)	0.14		0.18		0.21		0.24		0.12
Net Realized and Unrealized Gain (Loss) on Investments	6.63		(4.17)		(4.23)		1.27		1.01
Total from Operations	6.77		(3.99)		(4.02)		1.51		1.13

Distributions:
Distributions from Net Investment Income	(0.20)		(0.20)		(0.24)		(0.11)		(0.13)
Total Distributions	(0.20)		(0.20)		(0.24)		(0.11)		(0.13)

Net Asset Value, End of Year/Period	$23.21		$16.64		$20.83		$25.09		$23.69

Total Return(b)	41.05%		(19.32)%		(16.10)%		6.40%		4.98%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$18,567		$10,818		$19,790		$32,617		$8,291

Ratio of Expenses to Average Net Assets	0.61	%(c)	0.63	%(d)	0.64	%(e)	0.65	%(f)	0.66	%(g)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.70%		0.92%		0.86%		1.00%		0.50%
Portfolio Turnover(b)(h)	97%		76%		89%		93%		76%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Includes broker expense of 0.02%.
(d)	Includes broker expense of 0.04%.
(e)	Includes broker expense of 0.05%.
(f)	Includes broker expense of 0.06%.
(g)	Includes broker expense of 0.07%.
(h)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	65

Cambria Global Tail Risk ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021(a)		April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year/Period	$23.57		$24.83	$27.57	$27.20	$26.99
Income/(loss) from investment operations:
Net Investment Income(b)	0.94		1.18	1.18	1.39	1.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.69	)(c)	(1.36)	(2.70)	0.64 (c)	0.14
Total from Operations	0.25		(0.18)	(1.52)	2.03	1.18

Distributions:
Distributions from Net Investment Income	–		(0.96)	(1.09)	(1.44)	(0.93)
Distributions from Net Realized Gains	–		(0.12)	(0.13)	(0.22)	(0.04)
Return of Capital	(0.15)		–	–	–	–
Total Distributions	(0.15)		(1.08)	(1.22)	(1.66)	(0.97)

Net Asset Value, End of Year/Period	$23.67		$23.57	$24.83	$27.57	$27.20

Total Return(d)	1.03%		(1.00)%	(5.44)%	7.56%	4.51%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$7,102		$22,388	$18,623	$19,299	$9,521

Ratio of Expenses to Average Net Assets	0.59%		0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.71%		4.72%	4.69%	4.97%	3.88%
Portfolio Turnover(d)(e)	53%		36%	37%	25%	86%

(a)	Prior to March 15, 2021, the Cambria Global Tail Risk ETF was known as the Cambria Sovereign Bond ETF.
(b)	Per share data calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains of investments for the period because of the sales and repurchases of the fund shares in relation to fluctuating market value of the investments of the fund.
(d)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

66	www.cambriafunds.com

Cambria Emerging Shareholder Yield ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017(a)
Net Asset Value, Beginning of Year/Period	$24.97	$31.38	$35.83	$29.40	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	1.27	1.30	1.29	1.01	0.43
Net Realized and Unrealized Gain (Loss) on Investments	14.04	(6.35)	(3.58)	6.40	4.18
Total from Operations	15.31	(5.05)	(2.29)	7.41	4.61

Distributions:
Distributions from Net Investment Income	(1.15)	(1.36)	(1.05)	(0.98)	(0.21)
Distributions from Net Realized Gains	–	–	(1.11)	–	–
Total Distributions	(1.15)	(1.36)	(2.16)	(0.98)	(0.21)

Net Asset Value, End of Year/Period	$39.13	$24.97	$31.38	$35.83	$29.40

Total Return(c)	63.04%	(16.89)%	(5.80)%	25.75%	18.57%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$62,614	$28,713	$20,395	$30,458	$11,759

Ratio of Expenses to Average Net Assets	0.65%	0.69%	0.66%	0.65%	0.69	%(d)
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.00%	4.38%	4.09%	2.99%	2.00	%(d)
Portfolio Turnover(c)(e)	29%	81%	115%	26%	33%

(a)	Inception date July 13, 2016.
(b)	Per share data calculated using the average shares method.
(c)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	67

Cambria Tail Risk ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017(a)
Net Asset Value, Beginning of Year/Period	$22.65	$19.87	$21.58	$24.74	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	0.04	0.27	0.39	0.38	0.02	(a)
Net Realized and Unrealized Gain (Loss) on Investments	(3.92)	2.77	(1.73)	(3.27)	(0.28)
Total from Operations	(3.88)	3.04	(1.34)	(2.89)	(0.26)

Distributions:
Distributions from Net Investment Income	(0.03)	(0.26)	(0.37)	(0.27)	–
Total Distributions	(0.03)	(0.26)	(0.37)	(0.27)	–

Net Asset Value, End of Year/Period	$18.74	$22.65	$19.87	$21.58	$24.74

Total Return(c)	(17.13)%	15.47%	(6.31)%	(11.74)%	(1.04)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$281,995	$132,488	$37,745	$22,658	$2,474

Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59	%(d)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.18%	1.31%	1.89%	1.66%	1.38	%(d)
Portfolio Turnover(c)(e)	155%	19%	56%	56%	0%

(a)	Inception date April 5, 2017.
(b)	Per share data calculated using the average shares method.
(c)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

68	www.cambriafunds.com

Cambria Trinity ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Period Ended
	April 30, 2021	April 30, 2020	April 30, 2019(a)
Net Asset Value, Beginning of Year/Period	$21.32	$24.22	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	0.42	0.65	0.39
Net Realized and Unrealized Gain (Loss) on Investments	6.07	(2.91)	(0.83)
Total from Operations	6.49	(2.26)	(0.44)

Distributions:
Distributions from Net Investment Income	(0.45)	(0.62)	(0.34)
Distributions from Net Realized Gains	–	(0.02)	–
Total Distributions	(0.45)	(0.64)	(0.34)

Net Asset Value, End of Year/Period	$27.36	$21.32	$24.22

Total Return(c)	30.81%	(9.57)%	(1.71)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$43,778	$37,309	$30,280

Ratio of Expenses to Average Net Assets(d)	0.00%	0.00%	0.00	%(e)
Ratio of Net Investment Income/(Loss) to Average Net Assets(f)	1.77%	2.74%	2.55	%(e)
Portfolio Turnover(c)(g)	50%	88%	0%

(a)	Inception date September 7, 2018.
(b)	Per share data calculated using the average shares method.
(c)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(d)	Expense ratios do not include expenses of the underlying funds.
(e)	Annualized.
(f)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underling investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
(g)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	69

Cambria Cannabis ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Period Ended
	April 30, 2021	April 30, 2020(a)
Net Asset Value, Beginning of Year/Period	$11.30	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	0.47	0.70
Net Realized and Unrealized Gain (Loss) on Investments	7.63	(13.87)
Total from Operations	8.10	(13.17)

Distributions:
Distributions from Net Investment Income	(0.54)	(0.52)
Distributions from Net Realized Gains	–	(0.01)
Total Distributions	(0.54)	(0.53)

Net Asset Value, End of Year/Period	$18.86	$11.30

Total Return(c)	73.84%	(53.04)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$38,671	$9,038

Ratio of Expenses to Average Net Assets	0.42%	0.42	%(d)
Including Waivers
Ratio of Expenses to Average Net Assets	0.59%	0.59	%(d)
Excluding Waivers
Ratio of Net Investment Income/(Loss) to	2.94%	6.20	%(d)
Average Net Assets
Portfolio Turnover(c)(e)	8%	4%

(a)	Inception date July 24, 2019
(b)	Per share data calculated using the average shares method.
(c)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

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Cambria Global Real Estate ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Period Ended
	April 30, 2021(a)
Net Asset Value, Beginning of Year/Period	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	0.56
Net Realized and Unrealized Gain on Investments	6.51
Total from Operations	7.07

Distributions:
Distributions from Net Investment Income	(0.41)
Total Distributions	(0.41)

Net Asset Value, End of Year/Period	$31.66

Total Return(c)	28.40%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$14,245

Ratio of Expenses to Average Net Assets	0.59	%(d)
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.19	%(d)
Portfolio Turnover(c)(e)	51%

(a)	Inception date September 23, 2020.
(b)	Per share data calculated using the average shares method.
(c)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2021	71

Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

1. ORGANIZATION

Cambria ETF Trust (the “Trust”), a Delaware statutory trust, was formed on September 9, 2011 as an open–end registered management investment company under the Investment Company Act of 1940, as amended. The Trust is comprised of multiple exchange traded funds (“ETFs”). These financial statements relate only to Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, Cambria Global Tail Risk ETF (formerly known as Cambria Sovereign Bond ETF), Cambria Emerging Shareholder Yield ETF, Cambria Tail Risk ETF, Cambria Trinity ETF, Cambria Cannabis ETF and Cambria Global Real Estate ETF (each, a “Fund” and, collectively, the “Funds”). Cambria Investment Management, L.P. (the “Investment Adviser”) serves as the investment adviser to the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified and actively managed.

The investment objective of the Cambria Shareholder Yield ETF is to seek income and capital appreciation. Prior to June 1, 2020, the investment objective of Cambria Shareholder Yield ETF was to seek investment results that corresponded (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Shareholder Yield Index. The Fund inception date is May 13, 2013.

The investment objective of the Cambria Foreign Shareholder Yield ETF is to seek income and capital appreciation. Prior to June 1, 2020, the investment objective of the Cambria Foreign Shareholder Yield ETF was to seek investment results that corresponded (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Foreign Shareholder Yield Index. The Fund inception date is December 2, 2013.

The investment objective of the Cambria Global Value ETF is to seek income and capital appreciation. Prior to June 29, 2020, the investment objective of the Cambria Global Value ETF was to seek investment results that corresponded (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Value Index. The Fund inception date is March 11, 2014.

The investment objective of the Cambria Global Momentum ETF is to seek to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction. The Fund inception date is November 3, 2014.

The investment objective of the Cambria Global Asset Allocation ETF is to seek income and capital appreciation. The Fund inception date is December 9, 2014.

The investment objective of the Cambria Value and Momentum ETF is to seek income and capital appreciation from investments in the U.S. equity market. The Fund inception date is September 8, 2015.

The investment objective of the Cambria Global Tail Risk ETF is to seek income and capital appreciation. Prior to March 15, 2021, the Fund was known as the Cambria Sovereign Bond ETF and its investment objective was to seek income and capital appreciation from investments in securities and instruments that provide exposure to sovereign and quasi–sovereign bonds. The Fund inception date is February 22, 2016.

The investment objective of the Cambria Emerging Shareholder Yield ETF is to seek income and capital appreciation. Prior to June 29, 2020, the investment objective of the Cambria Emerging Shareholder Yield ETF was to seek investment results that corresponded (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Emerging Shareholder Yield Index. The Fund inception date is July 13, 2016.

The investment objective of the Cambria Tail Risk ETF is to provide income and capital appreciation from investments in the U.S. market while protecting against significant downside risk. The Fund inception date is April 5, 2017.

The investment objective of the Cambria Trinity ETF is to seek income and capital appreciation. The Fund inception date is September 7, 2018.

The investment objective of the Cambria Cannabis ETF is to seek capital appreciation from investments in the global equity markets that have exposure to the broad cannabis industry. The Fund inception date is July 24, 2019.

The investment objective of the Cambria Global Real Estate ETF is to seek income and capital appreciation. The Fund inception date is September 23, 2020.

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the shares may be different from their net asset value ("NAV"). The Funds will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 50,000 shares, called "Creation Units." Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid.

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third–party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third–party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker–supplied valuations, or other methodologies designed to identify the market value for such securities. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third–party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

Futures are valued at the settlement price established for the business day by the board of trade on which they are traded. Settlement prices for financial futures are provided by an independent pricing agent.

Options are valued at the mean between the last bid and ask prices reported from the options exchange on which such options are listed. If there is no reported sale, long options positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price.

Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de–listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

For the year ended April 30, 2021, there have been no significant changes to the Funds’ fair valuation methodologies.

Annual Report | April 30, 2021	73

Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. These gains and losses are included in net realized and unrealized gains and losses on foreign currency transactions on the Statements of Operations.

The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.

Futures Contracts — Consistent with its investment objective and strategies, Cambria Value and Momentum ETF utilized futures contracts during the year ended April 30, 2021. The Fund’s investment in futures contracts is designed to enable the Fund to more closely approximate the performance of its benchmark index. Cambria Value and Momentum ETF chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, Cambria Value and Momentum ETF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. A margin deposit was made upon entering into futures contracts and is included in Cash at Broker for futures contracts on the Statements of Assets and Liabilities.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that Cambria Value and Momentum ETF could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Fund’s policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities, as Cambria Value and Momentum ETF does not have a master netting agreement with the counterparty to the futures contracts. Refer to the Cambria Value and Momentum ETF Schedule of Investments for details regarding open future contracts as of April 30, 2021. The fair value of equity futures contracts held in the Fund can be found on the Statements of Assets and Liabilities under the captions variation margin receivable/payable. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) of futures contracts are reported in the Cambria Value and Momentum ETF Schedule of Investments. Realized gains or losses on equity rate futures contracts related to the Fund is recognized on the Statements of Operations as part of net realized gain (loss) on futures contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as net change in unrealized gain (loss) on futures contracts.

Options Written/Purchased — The Cambria Value and Momentum ETF, Cambria Tail Risk ETF, and Cambria Global Tail Risk ETF may invest in equity options contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. In particular, (1) the Cambria Value and Momentum ETF may use options to hedge up to 100% of the value of its long portfolio in an attempt to avoid overvalued and downtrending markets (2) the Cambria Tail Risk ETF utilizes a put option strategy to manage the risk of a significant negative movement in the value of domestic equities over rolling one–month periods and (3) the Cambria Global Tail Risk ETF utilizes a put option strategy to manage the risk of a significant negative movement in the value of global ex-U.S. equities on a month-by-month basis. A Fund may also invest in equity option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

The Cambria Tail Risk ETF and Cambria Global Tail Risk ETF had options contracts as of April 30, 2021, as disclosed in the Fund’s Schedule of Investments. Any realized and change in unrealized gains or losses can be found on the Statements of Operations.

	Asset Derivatives		Liability Derivatives
	Statements of Assets and		Statements of Assets and
Risk Exposure	Liabilities Location*	Fair Value	Liabilities Location*	Fair Value
Cambria Value and Momentum ETF
	Unrealized appreciation on		Unrealized depreciation on
Equity Risk (Futures Contracts)	futures contracts	N/A	futures contracts	$304,920
Total		$–		$304,920

Cambria Global Tail Risk ETF
Equity Contracts (Purchased Options)	Investments, at value	$525,715	Investments, at value	N/A
Total		$525,715		$–
Cambria Tail Risk ETF
Equity Contracts (Purchased Options)	Investments, at value	$11,516,935	Investments, at value	N/A
Total		$11,516,935		$–

*	Includes cumulative appreciation/depreciation on futures contracts as reported on the Schedules of Investments. Only current day's variation margin for futures contracts are reported within the Statements of Assets and Liabilities.

Annual Report | April 30, 2021	75

Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Cambria Value and Momentum ETF
Equity Risk (Futures Contracts)	Net Realized Loss on Futures	$(2,981,680)	$924,941
	Contracts/ Net change in Unrealized Appreciation on Futures Contracts
Total		$(2,981,680)	$924,941

Cambria Global Tail Risk ETF
Equity Contracts (Purchased Options)	Net realized Loss on Purchased	$(120,536)	$(271,093)
	Options/ Net Change in Unrealized Depreciation on Purchased Options
Total		$(120,536)	$(271,093)

Cambria Tail Risk ETF
Equity Contracts (Purchased Options)	Net realized Loss on Purchased	$(33,242,747)	$(5,218,104)
	Options/ Net Change in Unrealized Depreciation on Purchased Options
Total		$(33,242,747)	$(5,218,104)

The average purchased option contracts’ notional amount during the year ended April 30, 2021 for Cambria Global Tail Risk ETF is $3,185,706, and for Cambria Tail Risk ETF is $327,360,751.

Federal Income Taxes — The Funds intend to qualify as “regulated investment companies” under Sub–chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. If so qualified, the Funds will not be subject to U.S. federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to their shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is "more–likely–than–not" (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more–likely–than–not threshold are recorded as a tax benefit or expense in the current period.

The Funds did not record any tax provisions in the current year. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on–going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended April 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Organizational and Offering Expenses — All organizational and offering expenses of the Trust were borne by the Investment Adviser and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected in the financial statements.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Dividend income received from the underlying funds is recognized on the ex–dividend date and is recorded as dividend income in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on ex–dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification. Dividend income is recorded on the ex–dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recognized on the accrual basis. Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Withholding taxes on foreign dividends and foreign capital gains tax have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

Foreign Taxes — The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Dividends and Distributions to Shareholders — The Funds generally pay out dividends from their net investment income, if any, quarterly, and distributes their net capital gains, if any, to shareholders at least annually. All distributions are recorded on ex–dividend date.

Creation Units — The Funds issue and redeem shares on a continuous basis at NAV in groups of 50,000 shares called creation units (“Creation Units”). Purchasers of Creation Units (“Authorized Participants”) must pay a creation transaction fee per transaction. The fee is typically a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Fee per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed that day.

The distributor has entered into participant agreements with certain broker–dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Fund and/or serve as counterparty to derivative transactions with the Fund.

Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of the Funds may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker–dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a participant agreement with the distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for the year/period ended April 30, 2021:

	Creation Unit Shares	Creation Fee	Value	Redemption Fee	Variable Charge
Cambria Shareholder Yield ETF	50,000	$700	$3,124,000	$700	None
Cambria Foreign Shareholder Yield ETF	50,000	2,500	1,382,500	2,500	Up to 2.0%
Cambria Global Value ETF	50,000	3,500	1,148,000	3,500	Up to 2.0%
Cambria Global Momentum ETF	50,000	500	1,486,500	500	Up to 2.0%
Cambria Global Asset Allocation ETF	50,000	500	1,577,500	500	None
Cambria Value and Momentum ETF	50,000	700	1,160,500	700	None
Cambria Global Tail Risk ETF	50,000	1,500	1,183,500	1,500	Up to 2.0%
Cambria Emerging Shareholder Yield ETF	50,000	3,500	1,956,500	3,500	Up to 2.0%
Cambria Tail Risk ETF	50,000	500	937,000	500	None
Cambria Trinity ETF	50,000	250	1,368,000	250	None
Cambria Cannabis ETF	50,000	500	943,000	500	Up to 2.0%
Cambria Global Real Estate ETF	50,000	1,500	1,583,000	1,500	Up to 2.0%

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in–kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark–to–market value of the missing Deposit Securities. Amounts are disclosed as Segregated cash balances with authorized participants for deposit securities and Payable for collateral upon return of deposit securities on the Statements of Assets and Liabilities.

Annual Report | April 30, 2021	77

Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

Illiquid Securities — A security is considered illiquid if the Fund reasonably expects that the investment cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash and cash equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statements of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. OFFSETTING ASSETS AND LIABILITIES

The Funds are required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Funds to another party are determinable, the Funds has the right to set off the amounts owed with the amounts owed by the other party, the Funds intends to set off, and the Funds right of setoff is enforceable at law.

As of April 30, 2021, the Funds’ financial instruments and derivative instruments are not subject to a master netting arrangement. See Note 9 for offsetting related to securities lending.

4. RELATED PARTIES

Investment Advisory Agreement — The Investment Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. The Investment Adviser reviews, supervises, and administers each Fund’s investment program. The Investment Adviser has entered into an investment advisory agreement (“Management Agreement”) with respect to the Funds. Pursuant to that Management Agreement, the Funds pay the Investment Adviser, on a monthly basis, an annual advisory fee based on their average daily nets assets for the services and facilities it provides payable at an annual rate of 0.59%, excluding the Cambria Global Asset Allocation ETF and Cambria Trinity ETF, neither of which is charged an advisory fee.

With respect to each Fund, except the Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF, the Investment Adviser bears all of the costs of the Funds, except for the advisory fee, payments under each Fund’s 12b–1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. With respect to the Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF, the Investment Adviser bears all of the costs of each Fund, except for the advisory fee, payments under the Fund’s 12b–1 plan, brokerage expenses, custodial expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. The Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF may pay up to 0.10% in custody fees. The Management Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on 60 days’ written notice to the Investment Adviser, and by the Investment Adviser on 60 days’ written notice to the Trust and that it shall be automatically terminated if it is assigned.

Cambria Cannabis ETF has agreed to waive 0.17% of its advisory fee, on an annualized basis, through at least August 31, 2021, unless otherwise terminated by the Board. The waived fees are not eligible for recapture by the Investment Adviser.

Additionally, the Investment Adviser earned $90,379 in management fees from the Cambria Global Momentum ETF related to the Fund’s investment in affiliated funds, Cambria Value and Momentum ETF, Cambria Emerging Shareholder Yield ETF, Cambria Tail Risk ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Shareholder Yield ETF, and Cambria Global Tail Risk ETF.

Administrator, Custodian and Transfer Agent — ALPS Fund Services, Inc. (the “Administrator”) serves as the Funds’ Administrator pursuant to an administration agreement. Brown Brothers Harriman & Co. (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian Agreement and a Transfer Agency Services Agreement.

Distribution Agreement — ALPS Distributors Inc., an affiliate of the Administrator, serves as the Funds’ distributor of Creation Units pursuant to a distribution agreement. The distributor does not maintain any secondary market in Fund shares.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b–1 under the Investment Company Act of 1940 (the “1940 Act”). In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year for certain distribution–related activities. However, no such fee is currently paid by the Funds, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Certain officers and trustees of the Funds during and as of the year/period ended April 30, 2021 are officers/employees of the Investment Adviser, the Administrator, or ALPS Distributors Inc.

5. INVESTMENT TRANSACTIONS

For the year or period ended April 30, 2021, the purchases and sales of investments in securities, excluding in–kind transactions, long–term U.S. Government and short–term securities, were:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Cambria Shareholder Yield ETF	$92,290,846	$37,596,690
Cambria Foreign Shareholder Yield ETF	13,050,721	12,547,227
Cambria Global Value ETF	14,184,921	14,309,868
Cambria Global Momentum ETF	76,207,250	75,508,207
Cambria Global Asset Allocation ETF	9,736,684	10,084,957
Cambria Value and Momentum ETF	10,821,051	12,568,158
Cambria Global Tail Risk ETF	9,113,182	4,307,481
Cambria Emerging Shareholder Yield ETF	19,311,416	11,839,414
Cambria Tail Risk ETF	–	–
Cambria Trinity ETF	18,926,024	18,709,881
Cambria Cannabis ETF	1,699,743	1,518,041
Cambria Global Real Estate ETF(1)	5,539,542	4,655,326

(1)	The Fund’s inception date is September 23, 2020.

For the year ended April 30, 2021, the Cambria Global Tail Risk ETF had purchases and sales of U.S. Government securities of $393,337 and $20,313,279, respectively.

For the year ended April 30, 2021, the Cambria Tail Risk ETF had purchases and sales of U.S. Government securities of $585,725,570, and $456,293,391, respectively.

For the year or period ended April 30, 2021, in–kind transactions associated with creations and redemptions were:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Net Realized Gain/(Loss)
Cambria Shareholder Yield ETF	$161,943,481	$71,368,034	$13,351,291
Cambria Foreign Shareholder Yield ETF	5,674,522	2,667,414	(240,347)
Cambria Global Value ETF	2,487,234	11,450,362	(965,789)
Cambria Global Momentum ETF	–	31,881,735	2,829,503
Cambria Global Asset Allocation ETF	–	10,397,267	317,752
Cambria Value and Momentum ETF	5,119,167	1,663,862	448,789
Cambria Emerging Shareholder Yield ETF	7,014,030	–	–
Cambria Tail Risk ETF	91,105,071	43,933,578	95,416
Cambria Trinity ETF	3,726,083	6,803,576	356,505
Cambria Cannabis ETF	22,542,495	1,110,625	153,962
Cambria Global Real Estate ETF(1)	11,155,389	–	–

(1)	The Fund’s inception date is September 23, 2020.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

6. PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investments could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds are subject to the principal risks set forth in their prospectuses under the heading ‘‘Principal Risks.’’ Some of these risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return, or ability to meet its investment objective, are set forth below.

Cannabis Industry Risk — Cannabis Companies are subject to various laws and regulations that may differ at the local and federal level. These laws and regulations may significantly affect a Cannabis Company’s ability to secure financing, impact the market for cannabis industry sales and services, and set limitations on marijuana use, production, transportation, and storage. Cannabis Companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, Cannabis Companies are subject to the risks associated with the agricultural, biotechnology, and pharmaceutical industries. TOKE invests in publicly–traded Cannabis Companies primarily listed and traded on a national securities exchange that operates in a jurisdiction where the Cannabis Companies’ cannabis–related business activities are legal under the national and local laws of the relevant jurisdiction, including U.S. federal and state laws.

Cash Redemption Risk — Each Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, each Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in–kind. As a result, such Fund may be less tax efficient if it includes such a cash payment than if the in–kind redemption process was used exclusively (i.e., securities are distributed as payment of redemption proceeds). In addition, cash redemptions may incur higher brokerage costs than in–kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance.

Commodity Investing Risk. Investing in commodity–related companies may subject a Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments.

Cyber Security Risk — Each Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber–attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial–of–service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third–party service providers, including Cambria, the custodian, and the transfer agent, may subject the Fund to many of the same risks associated with direct cyber security breaches and adversely impact the Fund. For instance, cyber–attacks may impact the Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause the Fund to incur additional compliance costs associated with corrective measures, subject the Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Fund. Cyber security breaches of market makers, Authorized Participants, or the issuers of securities in which the Fund invests could also have material adverse consequences on the Fund’s business operations and cause financial losses for the Fund and its shareholders. While the Fund and its service providers have established business continuity plans and risk management systems designed to address cyber security risks, prevent cyber-attacks and mitigate the impact of cyber security breaches, there are inherent limitations on such plans and systems. In addition, the Fund has no control over the cyber security protections put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.

Derivatives Risk — Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, indexes, rates or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on Fund performance. The successful use of derivatives generally depends on the ability to predict market movements. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce a Fund’s return. A Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

Dividend Paying Security Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Funds and the capital resources available for these companies’ dividend payments may adversely affect the Funds.

Emerging Markets Risk — Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to these securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Equity Investing Risk — The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. The Cambria Global Tail Risk ETF and Cambria Tail Risk ETF do not invest in equities.

Exchange-Traded Funds and Exchange-Traded Products (“ETP”) and Investment Companies Risk — The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, a Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Fixed Income Risk — A decline in an issuer’s credit rating may cause a decrease in the value of its fixed income securities and an increase in their investment risk and volatility. During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” (or repay) the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase.

Foreign Investment Risk — Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities by a Fund are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Futures Contracts Risk — Risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.

Geographic Investment Risk – To the extent a Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Hedging Risk – Options used by a Fund to offset its exposure to tail risk or reduce volatility may not perform as intended. There can be no assurance that a Fund’s put option strategy will be effective. It may expose a Fund to losses, e.g., option premiums, to which it would not have otherwise been exposed if it only invested, directly or indirectly, in U.S. government bonds and ex-U.S. sovereign bonds. Further, the put option strategy may not fully protect a Fund against declines in the value of its portfolio securities.

High Yield Securities Risk — High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Inflation-Protected Security Risk — Inflation-protected securities, such as Treasury inflation-protected securities (TIPS), provide protection against inflation. Inflation-protected securities typically decrease in value when real interest rates rise and increase in value when real interest rates fall.

Annual Report | April 30, 2021	81

Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

Interest Rate Risk — The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

International Closed-Market Trading Risk — Because a Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk — An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Liquidity Risk — A Fund may purchase options and fixed income securities that may be less liquid than other types of investments. The options and fixed income securities purchased by a Fund may not always be liquid. This could have a negative effect on a Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Management Risk — The Funds that are actively managed (“Active Funds”) use proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that an Active Fund will achieve its investment objective. This could result in an Active Fund’s underperformance compared to other funds with similar investment objectives.

Market Events Risk — Turbulence in the financial markets and reduced liquidity in the equity markets may negatively affect issuers, which could have an adverse effect on the Funds. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long–term prospects.

Market Risk of Recent Events — The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments.

Non–Correlation Risk — The returns of the Index Funds may not match the return of their Underlying Indexes for a number of reasons. For example, each Index Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Index Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Index Fund and its Underlying Index may vary due to asset valuation differences and differences between each Index Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Options Risk — Options are subject to correlation risk because there may be an imperfect correlation between the prices of options and movements in the price of the underlying securities. Options may expire unexercised, causing the Fund to lose the premium paid for them. The success of the Fund’s investment in options depends upon many factors, such as the price of the options which is a function of various factors that may change rapidly over time. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an over–the–counter options transaction.

Premium-Discount Risk — The shares may trade above or below their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares on the Exchange. The trading price of shares may deviate significantly from NAV during periods of market volatility. Cambria cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. However, given that shares can be purchased and redeemed in large blocks of shares, called Creation Units (unlike shares of closed–end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the Fund’s portfolio holdings are fully disclosed on a daily basis, Cambria believes that large discounts or premiums to the NAV of shares should not be sustained, but that may not be the case.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

Portfolio Turnover Risk — Because the Fund “turns over” its put options every month, the Fund will incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect. While the turnover of the put options is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Fund is similar to what could occur if the Fund experienced high portfolio turnover (e.g., in excess of 100% per year).

Real Estate Investments Risk — Investments in real estate are subject to certain risks, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. The availability of mortgages and changes in interest rates may also affect real estate values.

Real Estate Investment Trust "REIT" Risk. In addition to the risks associated with the direct ownership of real estate and real estate–related securities, REITs are subject to additional risks, including those related to adverse governmental actions, and the performance of a REIT may be affected by its failure to qualify for tax–free pass through of income or its failure to maintain exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self–liquidations. As a result, investments in REITs may be volatile. REITs also have their own fees and expenses, and the Fund will indirectly bear a proportionate share of those fees and expenses.

Secondary Market Trading Risk — Investors buying or selling shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Although the shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. Further, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Small and Medium Capitalization Company Risk — Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Small and medium capitalization companies are sometimes more dependent on key personnel or limited product lines than larger, more diversified companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

7. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with third–party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Investment Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

Annual Report | April 30, 2021	83

Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

8. INCOME TAXES

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily attributable to redemption in kind transactions and net operating loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid–in capital, as appropriate, in the period that the differences arise.

		Total Distributable
Fund	Paid-in Capital	Earnings
Cambria Shareholder Yield ETF	$13,351,291	$(13,351,291)
Cambria Foreign Shareholder Yield ETF	(242,190)	242,190
Cambria Global Value ETF	(967,994)	967,994
Cambria Global Momentum ETF	2,365,624	(2,365,624)
Cambria Global Asset Allocation ETF	303,604	(303,604)
Cambria Value and Momentum ETF	448,790	(448,790)
Cambria Global Tail Risk ETF	(304,216)	304,216
Cambria Emerging Shareholder Yield ETF	1	(1)
Cambria Tail Risk ETF	1,336,428	(1,336,428)
Cambria Trinity ETF	313,649	(313,649)
Cambria Cannabis ETF	152,278	(152,278)

Included in the amounts reclassified was a net operating loss of $304,216 for the Cambria Global Tail Risk ETF.

For tax purposes, short–term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the fiscal year or period April 30, 2021, were as follows:

		Long-Term Capital
Fund	Ordinary Income	Gains	Return of Capital
Cambria Shareholder Yield ETF	$1,860,874	$–	$–
Cambria Foreign Shareholder Yield ETF	817,590	–	–
Cambria Global Value ETF	2,069,920	–	–
Cambria Global Momentum ETF	736,098	–	62,066
Cambria Global Asset Allocation ETF	1,293,079	–	–
Cambria Value and Momentum ETF	129,877	–	–
Cambria Global Tail Risk ETF	–	–	137,642
Cambria Emerging Shareholder Yield ETF	1,434,973	–	–
Cambria Tail Risk ETF	505,834	–	–
Cambria Trinity ETF	727,809	–	–
Cambria Cannabis ETF	614,512	–	–
Cambria Global Real Estate ETF	156,757	–	–

For tax purposes, short term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the fiscal year or period ending April 30, 2020, were as follows:

		Long-Term Capital
Fund	Ordinary Income	Gains	Return of Capital
Cambria Shareholder Yield ETF	$2,366,810	$–	$–
Cambria Foreign Shareholder Yield ETF	1,045,339	–	–
Cambria Global Value ETF	4,668,914	–	–
Cambria Global Momentum ETF	2,351,015	–	73,325
Cambria Global Asset Allocation ETF	1,942,060	248,678	–
Cambria Value and Momentum ETF	144,770	–	–

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

		Long-Term Capital
Fund	Ordinary Income	Gains	Return of Capital
Cambria Global Tail Risk ETF	826,483	70,512	–
Cambria Emerging Shareholder Yield ETF	1,265,482	–	–
Cambria Tail Risk ETF	954,741	–	–
Cambria Trinity ETF	1,004,566	42,630	–
Cambria Cannabis ETF	360,017	–	–

As of April 30, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

			Net Unrealized
			Appreciation/	Other Cumulative
	(Over)/ Undistributed	Accumulated Capital	(Depreciation) on	Effect of Timing	Total distributable
Fund	Ordinary Income	Gains/ (Losses)	Investments	Differences	earnings
Cambria Shareholder Yield ETF	$207,016	$395,445	$34,119,925	$–	$34,722,386
Cambria Foreign Shareholder Yield ETF	323,463	(5,348,946)	5,201,522	–	176,039
Cambria Global Value ETF	791,686	(26,297,931)	4,179,104	–	(21,327,141)
Cambria Global Momentum ETF	–	(10,395,464)	12,865,182	–	2,469,718
Cambria Global Asset Allocation ETF	46,563	(702,316)	6,764,708	–	6,108,955
Cambria Value and Momentum ETF	15,976	(10,879,393)	4,228,842	–	(6,634,575)
Cambria Global Tail Risk ETF	–	(259,402)	(535,681)	(791,788)	(1,586,871)
Cambria Emerging Shareholder Yield ETF	960,106	(1,952,592)	14,385,596	–	13,393,110
Cambria Tail Risk ETF	121,511	(44,539,060)	(20,646,137)	–	(65,063,686)
Cambria Trinity ETF	9,322	(1,930,586)	5,603,091	–	3,681,827
Cambria Cannabis ETF	449,876	(2,487,075)	2,820,224	–	783,025
Cambria Global Real Estate ETF	611,831	17,657	1,282,093	–	1,911,581

The difference between the federal income tax cost of portfolio investments and other financial instruments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and certain market to market adjustments.

Funds are permitted to carry forward losses for an unlimited period and losses that are carried forward will retain their character as either short term or long term capital losses. As of April 30, 2021, the Funds have the following capital loss carryforwards and offset capital gains for an unlimited period:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Cambria Foreign Shareholder Yield ETF	$2,095,921	$3,140,200
Cambria Global Value ETF	1,845,279	22,767,804
Cambria Global Momentum ETF	10,395,464	–
Cambria Global Asset Allocation ETF	–	542,210
Cambria Value and Momentum ETF	10,424,780	–
Cambria Global Tail Risk ETF	215,645	–
Cambria Emerging Shareholder Yield ETF	1,453,940	498,652
Cambria Tail Risk ETF	21,263,557	23,275,503
Cambria Trinity ETF	1,727,477	203,109
Cambria Cannabis ETF	860,890	–

During the period ended April 30, 2021, the Cambria Shareholder Yield ETF utilized $782,232 of capital loss carryforwards to offset capital gains, respectively.

Annual Report | April 30, 2021	85

Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

The Funds elect to defer to the period ending April 30, 2022, capital losses recognized during the period November 1, 2020 through April 30, 2021 in the amount of:

Fund	Capital Losses Recognized
Cambria Foreign Shareholder Yield ETF	$112,825
Cambria Global Value ETF	1,684,848
Cambria Global Asset Allocation ETF	160,106
Cambria Value and Momentum ETF	454,613
Cambria Global Tail Risk ETF	43,757
Cambria Cannabis ETF	1,626,185

The Funds elect to defer to the period ending April 30, 2022, late year ordinary losses in the amount of:

Fund	Ordinary Losses Recognized
Cambria Global Tail Risk ETF	$791,788

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2021, were as follows:

			Net Appreciation/
	Gross Appreciation	Gross Depreciation	(Depreciation) of	Net Unrealized	Cost of Investments
	(excess of value over	(excess of tax cost	Foreign Currency	Appreciation/	for Income Tax
Fund	tax cost)	over value)	and Derivatives	(Depreciation)*	Purposes
Cambria Shareholder Yield ETF	$39,111,077	$(4,992,261)	$1,109	$34,119,925	$252,937,548
Cambria Foreign Shareholder Yield ETF	5,968,399	(773,847)	6,970	5,201,522	25,091,275
Cambria Global Value ETF	22,358,839	(18,193,441)	13,706	4,179,104	118,378,021
Cambria Global Momentum ETF	12,865,182	–	–	12,865,182	62,529,807
Cambria Global Asset Allocation ETF	7,286,378	(521,670)	–	6,764,708	50,478,995
Cambria Value and Momentum ETF	4,854,846	(626,004)	–	4,228,842	14,920,360
Cambria Global Tail Risk ETF	295,095	(832,762)	1,986	(535,681)	8,447,351
Cambria Emerging Shareholder Yield ETF	16,602,813	(2,112,671)	(104,546)	14,385,596	47,110,002
Cambria Tail Risk ETF	(387,844)	(20,258,293)	–	(20,646,137)	300,139,265
Cambria Trinity ETF	5,787,714	(184,623)	–	5,603,091	43,355,331
Cambria Cannabis ETF	7,490,796	(4,670,516)	(56)	2,820,224	44,921,232
Cambria Global Real Estate ETF	1,597,777	(317,056)	1,372	1,282,093	12,642,260

9. SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement with Brown Brothers Harriman & Co., (the “Lending Agent”) to lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the respective Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the then market value of domestic loaned securities and 105% of the value of foreign equity securities. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Funds may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan, which could give rise to loss because of adverse market actions, expenses and/or delays in connection with the disposition of the underlying securities. Any gain or loss in the market price of the securities loaned and income from lending activity by the Funds that might occur during the term of the loan would be for the account of that Fund.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2021

Cash collateral received in connection with securities lending of each applicable Fund is invested in Fidelity Investments Money Market Treasury Portfolio Institutional Class and is presented on the Schedules of Investments.

Securities lending transactions are entered into by a Fund under the Securities Lending Agreement, which permits a Fund, under certain circumstances such as an event of default, to offset amounts payable by a Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from a Fund.

The following is a summary of securities lending agreements held by the Funds, with cash collateral of overnight and continuous maturities and non-cash collateral, if any, which would be subject to offset as of April 30, 2021:

	Gross Amount of Recognized Assets	Value of Cash
	(Value of Securities on Loan)	Collateral Received(1)	Net Amount
Cambria Shareholder Yield ETF	$12,797,790	$12,797,790	$–
Cambria Foreign Shareholder Yield ETF	330,339	330,339	–
Cambria Global Value ETF	2,922,156	2,922,156	–
Cambria Global Momentum ETF	13,073,757	13,073,757	–
Cambria Global Asset Allocation ETF	5,597,348	5,597,348	–
Cambria Value And Momentum ETF	2,107,928	2,107,928	–
Cambria Global Tail Risk ETF	1,561,975	1,561,975	–
Cambria Emerging Shareholder Yield ETF	282,892	282,892	–
Cambria Trinity ETF	5,529,089	5,529,089	–
Cambria Cannabis ETF	9,203,884	9,203,884	–
Cambria Global Real Estate ETF	51,906	51,906	–

(1)	Excess collateral (received) in connection with the above securities lending transactions is not shown for financial reporting purposes. The value of loaned securities and related collateral outstanding at April 30, 2021 are shown in each Fund’s Schedule of Investments.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

Annual Report | April 30, 2021	87

Cambria ETF Trust	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Cambria ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cambria ETF Trust, comprising the funds listed below (the “Funds”) as of April 30, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of April 30, 2021, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Statement(s) of Changes
Fund Name	Statements of Operations	in Net Assets	Financial Highlights

Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, and Cambria Global Tail Risk ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018, and 2017
Cambria Emerging Shareholder Yield ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019 and 2018, and for the period from July 13, 2016 (commencement of operations) through April 30, 2017
Cambria Tail Risk ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019 and 2018, and for the period from April 5, 2017 (commencement of operations) through April 30, 2017
Cambria Trinity ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021 and 2020, and for the period from September 7, 2018 (commencement of operations) through April 30, 2019
Cambria Cannabis ETF	For the year ended April 30, 2021	For the year ended April 30, 2021, and for the period from July 24, 2019 (commencement of operations) through April 30, 2020
Cambria Global Real Estate ETF	For the period from September 23, 2020 (commencement of operations) through April 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating

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Cambria ETF Trust	Report of Independent Registered Public Accounting Firm

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

/s/ COHEN & COMPANY, LTD.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 28, 2021

Annual Report | April 30, 2021	89

Cambria ETF Trust	Disclosure of Fund Expenses
April 30, 2021 (Unaudited)

All ETFs have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management and brokerage fees. It is important for you to understand the impact of these costs on your investment returns. Shareholder may incur brokerage commissions on their purchase and sales of Fund Shares, which are not reflected in the examples below.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples do not reflect any brokerage commissions that you may pay on purchases and sales of Shares. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2020 to April 30, 2021).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

				Expenses Paid
	Beginning Account	Ending Account		During period
	Value	Value		November 1, 2020 -
	November 1, 2020	April 30, 2021	Expense Ratio(a)	April 30, 2021(b)
Cambria Shareholder Yield ETF
Actual	$1,000.00	$1,815.20	0.59%	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

Cambria Foreign Shareholder Yield ETF
Actual	$1,000.00	$1,423.70	0.59%	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

Cambria Global Value ETF
Actual	$1,000.00	$1,443.30	0.64%	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	0.64%	$3.21

Cambria Global Momentum ETF
Actual	$1,000.00	$1,267.10	0.59%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

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Cambria ETF Trust	Disclosure of Fund Expenses
April 30, 2021 (Unaudited)

				Expenses Paid
	Beginning Account	Ending Account		During period
	Value	Value		November 1, 2020 -
	November 1, 2020	April 30, 2021	Expense Ratio(a)	April 30, 2021(b)
Cambria Global Asset Allocation ETF
Actual	$1,000.00	$1,214.40	–%	$–
Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	–%	$–

Cambria Value and Momentum ETF
Actual	$1,000.00	$1,305.80	0.63%	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16

Cambria Global Tail Risk ETF
Actual	$1,000.00	$959.10	0.59%	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

Cambria Emerging Shareholder Yield ETF
Actual	$1,000.00	$1,409.40	0.65%	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26

Cambria Tail Risk ETF
Actual	$1,000.00	$875.40	0.59%	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

Cambria Trinity ETF
Actual	$1,000.00	$1,248.90	–%	$–
Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	–%	$–

Cambria Cannabis ETF
Actual	$1,000.00	$1,000.00	0.42%	$2.08
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	0.42%	$2.11

Cambria Global Real Estate ETF
Actual	$1,000.00	$1,295.40	0.59%	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

Annual Report | April 30, 2021	91

Cambria ETF Trust	Approval of Advisory Agreement & Board Considerations
April 30, 2021 (Unaudited)

The Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), attended a meeting held on March 9, 2021 (the “Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Agreement”) between Cambria Investment Management, L.P. (“Cambria”) and the Trust, with respect to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf relating to the Funds. During its deliberations, the Board received an oral presentation from Cambria and was assisted by the advice of independent legal counsel.

In evaluating the Agreement, the Board reviewed information regarding Cambria’s personnel, operations, and financial condition. In addition, the Board considered the evaluation process of Cambria to be ongoing and, in this regard, the Board considered information about Cambria derived from prior meetings of the Board concerning Cambria’s performance and services with respect to the Funds as part of the 15(c) review process. At the Meeting, the Board considered: (1) the nature, extent and quality of the services to be provided to the Funds by Cambria; (2) the investment performance of Cambria with respect to each of the Funds; (3) the costs of the services provided by Cambria and the profitability to Cambria derived from its relationship with the Funds; (4) the advisory fee and total expense ratio of each Fund as compared to its relevant peer group of funds; (5) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable investors to share in the benefits of economies of scale; (6) benefits (such as soft dollars, if any) to be derived by Cambria and its affiliates from their relationship with the Funds; (7) Cambria’s reputation, expertise and resources in the financial markets; (8) Cambria’s investment management personnel; (9) Cambria’s operations and financial condition; (10) Cambria’s compliance program; and (11) other factors the Board deemed relevant.

The discussion immediately below outlines in greater detail the materials and information presented to the Board in connection with its consideration and approval of the Agreement, and the conclusions made by the Board at the Meeting when determining to approve the Agreement on behalf of the Funds.

Nature, Extent and Quality of Services. The Board reviewed the nature, quality and extent of the overall services to be provided by Cambria to the Funds. In particular, the Board considered Cambria’s responsibilities under the terms of the Agreement, recognizing that Cambria had invested significant time and effort in structuring the Trust, developing the Funds, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”), arranging service providers, exploring various sales channels, and assessing the appeal for each Fund’s investment strategy. In addition, the Board considered that Cambria is responsible for providing investment advisory services to each Fund, monitoring compliance with each Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by Cambria in the oversight of the Trust’s distributor, administrator, transfer agent, and custodian. In addition, the Board evaluated the integrity of Cambria’s personnel, the professional qualifications and experience of the portfolio management team in managing assets, their experiences with Cambria’s services, and the adequacy of Cambria’s resources and financial condition. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by Cambria.

Performance. The Board noted that it considered the performance of the Funds throughout the year and reviewed each Fund’s performance for the three-month, 12-month, and since inception periods, as applicable. In this regard, among other things, the Board considered reports comparing each Fund’s total returns to the total returns of the Fund’s peer group of funds and its benchmark index. Representatives from Cambria provided information regarding and led discussions of factors impacting the performance of each Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that each Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by Cambria to improve the Fund’s performance. The Board also considered each Fund’s portfolio turnover rate. The Board discussed and considered the performance track record, investment experience, professional background and qualifications of Mebane Faber, the Funds’ portfolio manager. Based on this information, the Board concluded that it was satisfied with the investment results that Cambria had been able to achieve for each of the Funds.

Comparative Fees and Expenses. The Board considered each Fund’s advisory fees in relation to the estimated costs of the advisory and related services provided by Cambria. The Trustees noted that each Fund charges a unitary advisory fee through which, Cambria, not the Funds, is responsible for paying many of the expenses necessary to service the Funds, including the expenses of other service providers. In considering the advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services to be provided by Cambria. Because the Funds charge unitary advisory fees, the Board considered how the Funds’ total expense ratios compared to those of their peer funds, noting how differences between fund strategies might impact fees. After comparing expense ratios, the Board noted that each Fund’s total expense ratio was generally consistent with the range of total expense ratios charged by its peer funds or, where a Fund’s expense ratio was materially higher than the range of expense ratios of its peer funds, the Trustees were satisfied by the reasons for the Funds’ higher expenses, including, but not limited to, significant differences between the investment strategies or portfolio holdings of a Fund and its peer funds. The Board also considered Cambria’s representation that it would continue to monitor the Funds’ expense ratios, as compared to those of their peer groups, and seek to ensure that the Funds remain competitive. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appeared reasonable in light of the services to be rendered.

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Cambria ETF Trust	Approval of Advisory Agreement & Board Considerations
April 30, 2021 (Unaudited)

Costs and Profitability. The Board then considered the profits realized by Cambria in connection with the services Cambria provides to the Funds. The Board reviewed profit and loss information provided by Cambria with respect to each Fund. In particular, the Board noted Cambria’s representation of its long-term commitment to the success of the Funds and the unitary fee structure under which Cambria bears the risk that the Funds’ expenses may increase. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage the Funds and meet their regulatory and compliance requirements as well as other expenses Cambria pays in accordance with the Agreement. Based on its review, in the context of its full deliberations, the Board concluded that Cambria’s profitability, with respect to each Fund, appeared reasonable in light of the services Cambria will render to the Funds.

Other Benefits. The Board then considered the extent to which Cambria derives or will derive ancillary benefits from a Fund’s operations. The Board discussed the potential benefits to Cambria resulting from its ability to use the Funds’ assets to engage in soft dollar transactions. The Board noted that Cambria did not have any affiliates that would benefit from the Funds’ operations. The Board also reviewed the degree to which Cambria may receive compensation from the Funds based upon a Fund’s investment in other Funds.

Economies of Scale. The Board next considered the absence of breakpoints in Cambria’s fee schedule for each Fund and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in each Fund’s asset levels. The Board determined that it is difficult to predict when economies of scale might be realized for Cambria and the Funds, many of which launched less than five years ago. The Board, thus, determined to monitor potential economies of scale, as well as the appropriateness of introducing breakpoints in the future, as assets managed by each Fund grow larger.

Conclusion. In approving the Agreement, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the Board considered relevant. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement with respect to the Funds.

Annual Report | April 30, 2021	93

Cambria ETF Trust	Liquidity Risk Management Program
April 30, 2021 (Unaudited)

Pursuant to the requirements of Rule 22e-4 under the 1940 Act (the “Rule”), Cambria ETF Trust (the “Trust”), on behalf of each of its Funds, adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Rule seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Funds’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Funds. The Board has appointed Jonathan Keetz, the Chief Operating Officer of Cambria Investment Management L.P., the investment adviser to the Funds, to serve as the program administrator for each Fund’s Program (the “Program Administrator”).

At the December 8, 2020 quarterly meeting of the Board, the Trustees received a written report from the Program Administrator pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended October 31, 2020. The report concluded that the Program remains adequately designed to assess and manage the Funds’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that none of the Funds have been required to set a highly liquid investment minimum, and no Fund breached the 15% limitation on illiquid assets. In addition, the report indicated that no material changes have been made to the Program since its implementation, except for a change to the Funds’ Program Administrator and the selection of a third-party service provider to assist the Program Administrator in the daily classification of the Funds’ underlying holdings.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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Cambria ETF Trust	Trustees and Officers
April 30, 2021 (Unaudited)

Number of Funds in
Name, Address and	Position(s) Held with Trust,	Principal Occupation(s)	Fund Complex
	Term of Office, and		Overseen by	Other Directorships
Year of Birth[1]	Length of Time Served[2]	During the Past 5 Years	Trustee	Held by Trustee
INTERESTED TRUSTEE[3]
Mebane Faber	Chairperson of the Board,	Co-Founder and Chief	12	None.
YOB: 1977	Trustee and President of the	Investment Officer, Cambria
	Trust since 2018; Vice	Investment Management, L.P.
	President of the Trust	(2006 – present).
	(2013 – 2018); no set term	Chief Executive Officer
(2018 – present), Cambria
Investment Management, L.P.
INDEPENDENT TRUSTEES
Dennis G. Schmal	Trustee since 2013;	Self-employed consultant	12	Director, AssetMark Mutual Funds
YOB: 1947	no set term	(since 2003).		(since 2007); Trustee, Wells Fargo GAI
Hedge Funds (2007 – 2019); Director
and Chairman, Owens Realty Mortgage
Inc. (real estate) (2013 – 2019);
Director, Blue Calypso (e-commerce)
(2015 – 2018); Director, Merriman
Holdings Inc. (financial services)
(2003 – 2016); Director and Chairman,
Pacific Metrics Corporation
(educational services) (2005 – 2014).
Michael Venuto	Trustee since 2019;	CIO, Toroso Investments, LLC	12	None.
YOB: 1977	no set term	(since 2012).

1	Unless otherwise noted, the business address of each trustee is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo CA 90245.

2	Trustees oversee 10 funds in the Cambria ETF Trust.

3	Each Trustee shall hold office during the lifetime of the Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Trust Instrument. Denotes Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Investment Advisor.

Annual Report | April 30, 2021	95

Cambria ETF Trust	Trustees and Officers
April 30, 2021 (Unaudited)

Name, Address	Position(s) Held with Trust,
and Age[4]	Term of Office, and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years
OFFICERS[6]
Jonathan Keetz	Vice President since Nov. 2020; no set term	Chief Operating Officer (since Nov. 2020) and Vice President
YOB: 1988		(since 2015), Cambria Investment Management, L.P.
Douglas Tyre	Chief Compliance Officer since May 2018; no set term	Compliance Director, Cipperman Compliance Services, LLC
YOB: 1980		(since 2014).
Kelly McEwen[7]	Treasurer and Principal Financial Officer from Sept.	Fund Controller (since Aug. 2019) and Vice President (since
YOB: 1984	2020 to May 2021	Apr. 2020), ALPS Fund Services, Inc.; Assistant Director,
Invesco Ltd. (2019); Assistant Vice President,
OppenheimerFunds, Inc. (2015 – 2019).
Erich Rettinger[8]	Treasurer and Principal Financial Officer since May 2021	Mr. Rettinger joined ALPS in 2007 and is currently Vice
YOB: 1985		President and Fund Controller of ALPS. He has served as
Fund Controller, ALPS Fund Services, Inc. (since 2013) and
Fund Accounting, ALPS Fund Services, Inc. (2007 – 2013).
Mr. Rettinger is also Treasurer of the ALPS Series Trust and
Assistant Treasurer of the Stone Harbor Investment Funds,
the Stone Harbor Emerging Markets Income Fund and the
Stone Harbor Emerging Markets Total Income Fund.

[4]	Unless otherwise noted, the business address of each officer is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo CA 90245.

[5]	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Trust Instrument.

[6]	Officers oversee 12 funds in the Cambria ETF Trust.

[7]	The business address for Ms. McEwen is ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Effective May 26, 2021, Ms. McEwen resigned her position as Treasurer and Principal Financial Officer.

[8]	The business address for Mr. Rettinger is ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Mr. Rettinger was appointed Treasurer and Principal Financial Officer of the Trust on May 26, 2021.

96	www.cambriafunds.com

Cambria ETF Trust	Notice to Shareholders
April 30, 2021 (Unaudited)

In early 2021, if applicable, shareholders of record received information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

	Long-Term Capital	Dividend Received	Qualified	Foreign	Foreign
	Gain Distributions(1)	Deduction(2)	Dividend Income(3)	Taxes Paid(4)	Source Income(4)
Cambria Shareholder Yield ETF	$0.00	100.00%	100.00%	N/A	N/A
Cambria Foreign Shareholder Yield ETF	$0.00	0.00%	82.29%	$74,199	$874,421
Cambria Global Value ETF	$0.00	0.00%	88.36%	$539,832	$3,742,155
Cambria Global Momentum ETF	$0.00	18.74%	28.06%	N/A	N/A
Cambria Global Asset Allocation ETF	$0.00	5.67%	18.62%	N/A	N/A
Cambria Value and Momentum ETF	$0.00	94.22%	90.40%	N/A	N/A
Cambria Global Tail Risk ETF*	$0.00	0.00%	0.00%	N/A	N/A
Cambria Emerging Shareholder Yield ETF	$0.00	0.00%	51.54%	$267,296	$2,158,103
Cambria Tail Risk ETF	$0.00	0.00%	0.00%	N/A	N/A
Cambria Cannabis ETF	$0.00	23.19%	31.27%	N/A	N/A
Cambria Trinity ETF	$0.00	10.29%	24.69%	N/A	N/A
Cambria Global Real Estate ETF	$0.00	0.00%	31.78%	N/A	N/A

(1)	Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designated the amounts above as long-term capital gain dividends
(2)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions.

(3)	The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Relief Reconciliation Act of 2003 and it’s reflected as a percentage of ordinary income distributions. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(4)	Pursuant to Section 853(c) of the Internal Revenue Code, the Funds will designate the amounts as foreign taxes paid and foreign source income earned between May 1, 2020 and April 30, 2021.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending April 30, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

*	Formerly Cambria Sovereign Bond ETF

Annual Report | April 30, 2021	97

Cambria ETF Trust	Supplemental Information
April 30, 2021 (Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of a Fund generally fluctuates in response to changes in its NAV, as well as market supply and demand. The data represented in the table below represents past performance and cannot be used to predict future results.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of a NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

	Market Price	Market Price Cumulative	Market Price,
	One Year Total Return	Inception Date Return	End of Period
Cambria Shareholder Yield ETF	114.34%	–	$62.56
Cambria Foreign Shareholder Yield ETF	64.50%	–	$27.86
Cambria Global Value ETF	44.15%	–	$22.93
Cambria Global Momentum ETF	30.17%	–	$29.72
Cambria Global Asset Allocation ETF	35.78%	–	$31.76
Cambria Value and Momentum ETF	44.02%	–	$23.00
Cambria Emerging Shareholder Yield ETF	66.63%	–	$39.38
Cambria Global Tail Risk ETF	3.43%	–	$23.40
Cambria Tail Risk ETF	-17.22%	–	$18.77
Cambria Trinity ETF	29.82%	–	$27.37
Cambria Cannabis ETF	74.09%	–	$18.92
Cambria Global Real Estate ETF	–	28.32% %	$31.64

98	www.cambriafunds.com

Cambria ETF Trust	Supplemental Information
April 30, 2021 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

The Funds’ policies and procedures used to determine how to vote proxies relating to portfolio securities are available, without charge and upon request, by calling 855–ETF–INFO (383–4636). This information is also available on the SEC’s website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12–month period ended June 30, is also available without charge and upon request, by calling 855–ETF–INFO (383–4636) or accessing the Trust’s Forms N–PX on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

Quarterly holdings as of the first and third fiscal quarters are available on the Funds’ website at www.cambriafunds.com. The Funds file complete schedules of their portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. Copies of the Funds’ Form N-PORT reports are available, without charge and upon request, by calling 855–ETF–INFO (383–4636). This information is also available on the SEC’s website at www.sec.gov.

PREMIUM/DISCOUNT INFORMATION

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the most recently completed calendar quarters since that year end (or the life of the Fund, if shorter) are available on the Funds’ website at www.cambriafunds.com.

Annual Report | April 30, 2021	99

Investment Adviser:

Cambria Investment Management, L.P.

2321 Rosecrans Avenue

Suite 3225

El Segundo, CA 90245

Distributor:

ALPS Distributors Inc.

1290 Broadway Suite 1000

Denver, CO 80203

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004-2541

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.

342 N Water St Suite 830

Milwaukee, WI 53202

This information must be preceded or accompanied by a current prospectus.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(f)	The registrant’s code of ethics referred to in Item 2(a) above is attached as an Exhibit 13(a)(1), hereto.

Item 3. Audit Committee Financial Expert.

(a) (1) The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, Dennis G. Schmal, is an independent trustee as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s last two fiscal years ended April 30, 2021 and April 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $168,625 and $152,125, respectively.

(b)	Audit-Related Fees: For the registrant’s last two fiscal years ended April 30, 2021 and April 30, 2020, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s last two fiscal years ended April 30, 2021 and April 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $24,000 and $22,000, respectively.

(d)	All Other Fees: For the registrant’s last two fiscal years ended April 30, 2021 and April 30, 2020, the aggregate fees billed for products and services, provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively.

(e) (1)	The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	The aggregate non-audit fees and services billed by the principal accountant for the fiscal year 2021 were $0.

(h)	During the past fiscal year, registrant’s principal accountant provided certain non-audit services to registrant's investment adviser or to entities controlling, controlled by, or under common control with registrant's investment adviser that provide ongoing services to registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by registrant's principal accountant to registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Dennis Schmal and Michael Venuto.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1(a) of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Ex99.13(a)(1)Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed hereto.

(a)(3)	None.

(a)(4)	None.

(b)	Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cambria ETF Trust

By:	/s/ Mebane Faber
Mebane Faber
President

Date:	July 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mebane Faber
Mebane Faber
President

Date:	July 2, 2021

By:	/s/ Erich Rettinger
Erich Rettinger
Principal Financial Officer

Date:	July 2, 2021